UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

AULT ALLIANCE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

DEFINITIVE PROXY STATEMENT

AULT ALLIANCE, INC.

11411 Southern Highlands Pkwy, Suite 240

Las Vegas, NV 89141

Telephone: (949) 444-5464

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Virtual Meeting Only – No Physical Meeting Location

To Be Held on June 28, 2024

We cordially invite you to attend the Annual Meeting (the “Meeting”) of stockholders of Ault Alliance, Inc. (the “Company”). In the interest of providing our stockholders with greater access and flexibility to attend the Meeting, notice is hereby given that the location, date and time of the Meeting will be held in a virtual meeting format only on June 28, 2024 at 12:00 P.M. Eastern Time. You will not be able to attend the Meeting in person.

To access the virtual meeting please click the Virtual Stockholder Meeting link: meetnow.global/M2WDDH5. To login to the virtual meeting you have two options: Join as a “Guest” or Join as a “Stockholder.” If you join as a “Stockholder” you will be required to have a control number.

Details regarding logging onto and attending the meeting over the website and the business to be conducted are described in the Proxy Card included with this Proxy Statement.

The Meeting will be held for the following purposes:

•	To elect the six (6) director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders (the “Director Proposal”);

•	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Proposal”);

•	To approve, pursuant to Rule 713(a) and (b) of the NYSE American, the exercise of the warrants to purchase the Company’s Class A Common Stock (the “Common Stock”), which were issued pursuant to the Note Purchase Agreement dated October 13, 2023 (the “Warrant Exercise Proposal”);

•	To approve, pursuant to Rule 713(a) and (b) of the NYSE American, the conversion of an aggregate of 75,000 shares of Series C convertible preferred stock (the “Series C Preferred Stock”) into Common Stock and warrants to purchase Common Stock (the “Series C Warrants” and with the Series C Preferred Stock, the “SPA Securities”), an increase of $25,000,000 beyond the original $50,000,000 for a total purchase price of up to $75,000,000, pursuant to an Amendment dated March 25, 2024 to the Securities Purchase Agreement dated November 6, 2023 (the “Series C Proposal”);

•	To approve an amendment to our Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of our Common Stock by a ratio of not less than one for two and not more than one for thirty-five at any time prior to June 27, 2025, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”);

•	To approve the Ault Alliance, Inc. 2024 Stock Incentive Plan (the “2024 Plan”) described below (the “SIP Proposal”); and

•	To approve the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting (the “Adjournment Proposal”).

The accompanying proxy statement sets forth additional information regarding the Meeting and provides you with detailed information regarding the business to be considered at the Meeting. We encourage you to read the proxy statement carefully and in its entirety.

Only stockholders of record at the close of business on May 6, 2024, the record date for the Meeting, will be entitled to vote at the Meeting or any adjournments or postponements thereof. The proxy materials will be mailed to stockholders on or about May 13, 2024.

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Stockholders to be held on June 28, 2024:

This Notice of Meeting of Stockholders and the accompanying Proxy Statement are available on the Internet at www.envisionreports.com/AULT for registered holders and http://www.edocumentview.com/AULT for street holders.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Milton C. Ault III

Executive Chairman

May 8, 2024

HOW TO VOTE: Your vote is important. Whether or not you plan to virtually attend the Meeting, we hope you will vote as soon as possible by either (1) mailing your completed and signed proxy card(s) to Ault Alliance, Inc., 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141, Attention: Corporate Secretary, (2) calling the toll-free number printed on your proxy card(s) and following the recorded instructions or (3) visiting the website indicated on your proxy card(s) and following the on-line instructions. You may revoke a previously submitted proxy at any time prior to the Meeting. If you decide to attend the Meeting and wish to change your proxy vote, you may do so automatically by voting at the Meeting.

TABLE OF CONTENTS
Page
INFORMATION CONCERNING THE MEETING	1
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	3
PROPOSAL NO. 1: ELECTION OF DIRECTORS	8
Information about the Nominees	8
Involvement in Certain Legal Proceedings	10
Family Relationships	11
Board Independence	11
Stockholder Communications with the Board	11
Meetings and Committees of the Board	11
Board Committees	11
Code of Ethics	12
Director Compensation	13
Required Vote and Board Recommendation	13
PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	14
Review of the Company’s Audited Financial Statements for the Fiscal Year Ended December 31, 2023	14
Fees Paid to Auditor	14
Pre-Approval Policies and Procedures	14
Report of the Audit Committee of the Board of Directors	15
Required Vote and Board Recommendation	15
PROPOSAL NO. 3: APPROVAL, PURSUANT TO NYSE AMERICAN LISTING RULE 713(a) & (b), OF THE EXERCISE OF THE WARRANTS ISSUED PURSUANT TO THE NOTE PURCHASE AGREEMENT WITH AULT & COMPANY	16
Description of the Warrants	16
Stockholder Approval Requirement	16
Reasons for Transaction	17
Effect on Current Stockholders; Dilution	17
Required Vote and Board Recommendation	17
PROPOSAL NO. 4: APPROVAL, PURSUANT TO NYSE AMERICAN LISTING RULE 713(a) & (b), OF THE CONVERSION OF SHARES OF OUR SERIES C PREFERRED STOCK AND EXERCISE OF WARRANTS PURSUANT TO THE SECURITIES PURCHASE AGREEMENT, AS AMENDED, WITH AULT & COMPANY	18
Description of the Securities Purchase Agreement and the SPA Securities	18
Stockholder Approval Requirement	20
Reasons for Transaction	20
Effect on Current Stockholders; Dilution	20
Required Vote and Board Recommendation	20
PROPOSAL NO. 5: AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK	21
Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split	21
Procedure for Implementing the Reverse Stock Split	22
Effect of the Reverse Stock Split on Holders of Outstanding Common Stock	22
Beneficial Holders of Common Stock (i.e. stockholders who hold in street name)	23
Registered “Book-Entry” Holders of Common Stock (i.e. stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)	23
Holders of Certificated Shares of Common Stock	23
Fractional Shares	23
Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards, Warrants and Convertible or Exchangeable Securities	24
Accounting Matters	24
Certain Federal Income Tax Consequences of the Reverse Stock Split	24
U.S. Holders	25
No Appraisal Rights	25
Required Vote and Board Recommendation	25

PROPOSAL NO. 6: APPROVAL OF THE 2024 STOCK INCENTIVE PLAN	26
Overview	26
Summary of the 2024 Stock Incentive Plan	26
Types of Awards	28
New Plan Benefits under the 2024 Stock Incentive Plan	30
U.S. Federal Income Tax Considerations	30
Required Vote and Board Recommendation	32
INFORMATION ABOUT THE EXECUTIVE OFFICERS	33
Executive Officers	33
Involvement In Certain Legal Proceedings	33
EXECUTIVE COMPENSATION	34
Summary Compensation Table	34
Employment Agreement with Milton C. Ault, III	35
Employment Agreement with William B. Horne	35
Employment Agreement with Henry Nisser	36
CEO Pay Ratio	36
Pay Versus Performance	37
Policies on Ownership, Insider Trading, 10b5-1 Plans and Hedging	38
Advisory Vote on Executive Compensation	38
Outstanding Equity Awards at Fiscal Year-End	38
Director Compensation	40
Stock Incentive Plans	40
401(k) Plan	41
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	43
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	44
PROPOSALS OF STOCKHOLDERS FOR THE 2025 MEETING	49
OTHER BUSINESS	50
ANNEX A – ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2023	A-1
ANNEX B – 2024 STOCK INCENTIVE PLAN	B-1
ANNEX C – PROXY CARDS	C-1

AULT ALLIANCE, INC.

11411 Southern Highlands Pkwy, Suite 240,

Las Vegas, NV

Telephone: (949) 444-5464

DEFINITIVE PROXY STATEMENT

FOR THE MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 28, 2024

INFORMATION CONCERNING THE ANNUAL MEETING

General

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Ault Alliance, Inc. (the “Company”), for use at the Annual Meeting of the Company’s stockholders (the “Meeting”) to be held in virtual format on June 28, 2024 at 12:00 P.M. Eastern Time and at any adjournments thereof. Whether or not you expect to attend the Meeting, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to stockholders on or about May 13, 2024.

The Meeting will be held in a virtual meeting format only. You will not be able to attend the Meeting in person. To access the virtual meeting please click the Virtual Stockholder Meeting link: meetnow.global/M2WDDH5. To login to the virtual meeting you have two option: Join as a “Guest” or Join as a “Stockholder.” If you join as a “Stockholder” you will be required to have a control number.

Action to be taken under Proxy

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely, Milton C. “Todd” Ault, III, the Company’s Executive Chairman and William B. Horne, its Chief Executive Officer, or either one of them who acts, will vote:

•	To elect the six (6) director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders (the “Director Proposal”);

•	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Proposal”);

•	To approve, pursuant to Rule 713(a) and (b) of the NYSE American, the exercise of the warrants to purchase the Company’s Class A Common Stock (the “Common Stock”), which were issued pursuant to the Note Purchase Agreement dated October 13, 2023 (the “Warrant Exercise Proposal”);

•	To approve, pursuant to Rule 713(a) and (b) of the NYSE American, the conversion of an aggregate of 75,000 shares of Series C convertible preferred stock (the “Series C Preferred Stock”) into Common Stock and warrants to purchase Common Stock (the “Series C Warrants” and with the Series C Preferred Stock, the “SPA Securities”), an increase of $25,000,000 beyond the original $50,000,000 for a total purchase price of up to $75,000,000, pursuant to an Amendment dated March 25, 2024 to the Securities Purchase Agreement dated November 6, 2023 (the “Series C Proposal”);

•	To approve an amendment to our Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of our Common Stock by a ratio of not less than one for two and not more than one for thirty-five at any time prior to June 27, 2025, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”);

•	To approve the Ault Alliance, Inc. 2024 Stock Incentive Plan (the “2024 Plan”) described below (the “SIP Proposal”); and

•	To approve the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting (the “Adjournment Proposal”).

By submitting your proxy (via the Internet, telephone or mail), you authorize Milton C. “Todd” Ault, III, the Company’s Executive Chairman and William B. Horne, the Company’s Chief Executive Officer, to represent you and vote your shares at the Meeting in accordance with your instructions. They also may vote your shares to adjourn the Meeting and will be authorized to vote your shares at any postponements or adjournments of the Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES OVER THE INTERNET, BY TELEPHONE OR BY MAIL.

Who is Entitled to Vote; Vote Required; Quorum

As of the record date of May 6, 2024 (the “Record Date”), there were (i) 30,065,339 shares of Common Stock issued and outstanding, and (ii) 44,000 shares of the Company’s Series C Convertible Preferred Stock (the “Preferred Stock” and with the Common Stock, the “Capital Stock”), which as of the Record Date were convertible into 138,665,658 shares of Common Stock, which together constitute all of the outstanding voting capital stock of the Company. Stockholders are entitled to one vote for each share of Common Stock held by them.

However, Ault & Company, Inc. (“A&C”), the owner of the Preferred Stock, will not be permitted to vote more than 19.99% of the aggregate number of Preferred Stock originally issuable under the Securities Purchase Agreement dated November 6, 2023, or 452,214 shares of Common Stock, until such time as Proposal No. 4 has been approved by the Company’s stockholders. Further, A&C will not be permitted to vote on Proposal Nos. 3 or 4.

Thirty-five percent (35%) of the 30,517,553 outstanding shares of Capital Stock, or 10,681,144 such shares, will constitute a quorum at the Meeting, provided that no more than 452,214 shares of Preferred Stock that may be voted will be counted as part of the Capital Stock (the “Eligible Capital Stock”), as only a portion of the Preferred Stock will be eligible to vote on the matters to be presented to the stockholders.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, all but four of the proposals at this Meeting are considered “non-routine” matters, and brokers are not entitled to vote uninstructed shares with respect to these proposals. Only the Auditor Proposal, the Reverse Stock Split Proposal and the Adjournment Proposal are routine matters that brokers are entitled to vote upon without receiving instructions.

Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows:

•	Those persons will be elected directors who receive a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote; and

•	For each other matter specified in the Notice of Meeting of Stockholders, the affirmative vote of a majority of the shares of Eligible Capital Stock present at the meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present by proxy and entitled to vote and, therefore, will have the effect of a vote against the proposal. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote. Notwithstanding the foregoing, for purposes of Proposal Nos. 3 and 4, only the shares of Common Stock issued and outstanding as of the Record Date will be eligible to vote on such proposals.

Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

What is the purpose of the Meeting?

At the Meeting, the stockholders will be asked:

•	To elect the six (6) director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders (the “Director Proposal”);

•	To ratify the appointment of Marcum LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Proposal”);

•	To approve, pursuant to Rule 713(a) and (b) of the NYSE American, the exercise of the warrants to purchase such shares of Common Stock (the “Warrant Exercise Proposal”), each as issued pursuant to the Note Purchase Agreement dated October 13, 2023;

•	To approve, pursuant to Rule 713(a) and (b) of the NYSE American, the conversion of an aggregate of 75,000 shares of Series C convertible preferred stock (the “Series C Preferred Stock”) into Common Stock and warrants to purchase Common Stock (the “Series C Warrants” and with the Series C Preferred Stock, the “SPA Securities”), an increase of $25,000,000 beyond the original $50,000,000 for a total purchase price of up to $75,000,000, pursuant to an Amendment dated March 25, 2024 to the Securities Purchase Agreement dated November 6, 2023 (the “Series C Proposal”);

•	To approve an amendment to our Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of our Common Stock by a ratio of not less than one for two and not more than one for thirty-five at any time prior to June 27, 2025, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”); and

•	To approve the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting (the “Adjournment Proposal”).

Who is entitled to vote?

The Record Date for the Meeting is May 6, 2024. Only stockholders of record at the close of business on that date are entitled to vote at the Meeting. Stockholders are entitled to one vote for each share of Common Stock held by them.

Thirty-five percent (35%) of the 30,519,553 outstanding shares of Eligible Capital Stock, or 10,681,144 such shares of Eligible Capital Stock, will constitute a quorum at the Meeting.

 Why am I receiving these materials?

We have sent you these proxy materials because the Board of the Company is soliciting your proxy to vote at the Meeting. According to our records, you were a stockholder of the Company as of the end of business on the Record Date for the Meeting.

You are invited to vote on the proposals described in this proxy statement.

The Company intends to mail these proxy materials on or about May 13, 2024, to all stockholders of record on the Record Date.

What is included in these materials?

These materials include:

•	the Notice of Annual Meeting of Stockholders;

•	this Proxy Statement for the Meeting;

•	our Annual Report on Form 10-K for the year ended December 31, 2023; and

•	the Proxy Card.

What is the proxy card?

The proxy card enables you to appoint Milton C. “Todd” Ault, III, the Company’s Executive Chairman, and William B. Horne, the Company’s Chief Executive Officer, as your representatives at the Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you log in to the Meeting.

Can I view these proxy materials over the Internet?

Yes. The Notice of Meeting, this Proxy Statement and accompanying proxy card are available at www.envisionreports.com/AULT.

How can I attend the Meeting?

The Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Meeting. No physical meeting will be held.

You will be able to attend the Meeting online by visiting meetnow.global/M2WDDH5. To log in to the virtual meeting you have two options: Join as a “Guest” or Join as a “Stockholder.” If you join as a “Stockholder” you will be required to have a control number. You also will be able to vote your shares online by attending the Meeting by webcast.

To participate in the Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below. The online meeting will begin promptly at 12:00 P.M. Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

How do I register to attend the Meeting virtually on the Internet?

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting virtually on the Internet.

To register to attend the Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your ownership of Common Stock along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 P.M., Eastern Time, on June 27, 2024.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email:

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:

Computershare
Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

Why are you holding a virtual meeting instead of a physical meeting?

We are embracing the latest technology in order to provide expanded access, improved communication and cost savings for our stockholders and the Company. We believe that hosting a virtual meeting will enable more of our stockholders to attend and participate in the meeting since our stockholders can participate from any location around the world with Internet access.

How do I vote?

Either (1) mail your completed and signed proxy card(s) to Ault Alliance, Inc., 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141, Attention: Corporate Secretary, (2) call the toll-free number printed on your proxy card(s) and follow the recorded instructions or (3) visit the website indicated on your proxy card(s) and follow the on-line instructions. If you are a registered stockholder and attend the Meeting, then you may deliver your completed proxy card(s) or vote pursuant to the instructions on the proxy card. If your shares are held by your broker or bank, in “street name,” then you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not give instructions to your record holder, it will nevertheless be entitled to vote your shares in its discretion on the (i) Auditor Proposal, (ii) the Reverse Stock Split Proposal, and (iii) the Adjournment Proposal, but not on any other proposal.

Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, the proxy materials are being made available to you by your bank, brokerage firm or other nominee (the “record holder”), along with voting instructions. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your record holder, it will not be entitled to vote your shares on any proposal.

As the beneficial owner of shares, you are invited to attend the Meeting. If you are a beneficial owner, however, you may not vote your shares at the Meeting unless you obtain a legal proxy, executed in your favor, from the record holder of your shares.

How many shares must be present to hold the Meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, (i) by logging in to meetnow.global/M2WDDH5; there is no password required, or (ii) by proxy, of the holders of thirty-five percent (35%) of the shares of Eligible Capital Stock outstanding on the Record Date will constitute a quorum. Proxies received but marked as abstentions will be counted towards the quorum.

What if a quorum is not present at the Meeting?

If a quorum is not present or represented at the Meeting, the holders of a majority of Eligible Capital Stock entitled to vote at the Meeting who are present in person or represented by proxy, or the chairman of the Meeting, may adjourn the Meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.

Is there a deadline for submitting proxies electronically or by telephone or mail?

Proxies submitted electronically or by telephone as described above must be received by 11:59 A.M. Eastern Time on June 28, 2024. Proxies submitted by mail should be received before 12:00 P.M. Eastern Time on June 27, 2024.

Can I revoke my proxy and change my vote?

You may change your vote at any time prior to the taking of the vote at the Meeting. If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to the Company’s Executive Chairman at Ault Alliance, Inc., 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141, prior to your shares being voted, or (3) virtually attending the Meeting and voting in accordance with the instructions on the proxy card. Attendance at the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the Meeting and voting.

Who can participate in the Meeting?

Only stockholders eligible to vote or their authorized representatives in possession of a valid control number will be admitted as participants to the Meeting.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to the Company unless:

•	required by law;

•	you expressly request disclosure on your proxy; or

•	there is a proxy contest.

How does the Board of Directors recommend I vote on the proposals?

Our Board unanimously recommends that you vote your shares “FOR” each of the proposals presented in this Proxy Statement, consisting of:

(i)	The Director Proposal;

(ii)	The Auditor Proposal;

(iii)	The Warrant Exercise Proposal;

(iv)	The Series C Proposal;

(v)	The Reverse Stock Split Proposal; and

(vi)	The Adjournment Proposal.

Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board as set forth in this Proxy Statement.

What if I do not specify how my shares are to be voted?

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the Internet or online at the Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “FOR” the election of each nominee for director and “FOR” the Auditor Proposal, the Warrant Exercise Proposal, the Series C Proposal and the Reverse Stock Split Proposal. If any other matter is properly presented at the Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Will any other business be conducted at the Meeting?

The Company’s bylaws require stockholders to give advance notice of any proposal intended to be presented at the Meeting. We have not received any such notices. Accordingly, the Company does not anticipate any additional business will be conducted at the Meeting.

How many votes are needed to approve each proposal?

For the election of directors, each of the six (6) nominees receiving the most “FOR” votes at the Meeting in person or by proxy will be elected. Approval of all other matters requires the favorable vote of a majority of the votes cast on the applicable matter at the Meeting.

How will abstentions be treated?

Abstentions will be considered shares present by proxy and entitled to vote and, therefore, will have the effect of a vote against any proposal other than Proposal No. 1.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters include director elections (whether contested or uncontested) and matters involving a contest or a matter that may substantially affect the rights or privileges of stockholders.

In connection with the treatment of abstentions and broker non-votes, the proposals at this meeting to approve the (i) Director Proposal, (ii) Warrant Exercise Proposal, (iii) Series C Proposal and (iv) SIP Proposal, are considered “non-routine” matters, and brokers are not entitled to vote uninstructed shares with respect to these proposals. The proposals to approve the (i) Auditor Proposal, (ii) Reverse Stock Split Proposal, and (iii) Adjournment Proposal are routine matters that brokers are entitled to vote upon without receiving instructions.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. The Board has engaged Georgeson to assist in the solicitation of proxies for a fee of approximately $13,500, plus an additional per holder fee for any solicitation of individual holders and reimbursement of out-of-pocket expenses. Directors and employees will not be paid any additional compensation for soliciting proxies but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. We will also reimburse brokerage firms, banks and other agents for their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another stockholder of the Company. Why has our household only received one set of proxy materials?

The rules of the Securities and Exchange Commission’s (“SEC”) permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to stockholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any stockholder at that address.

How can I find out the results of the voting at the Meeting?

Final voting results will be disclosed in a Form 8-K filed after the Meeting.

Who can help answer my questions?

You can contact our corporate headquarters, at Ault Alliance, Inc., 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141, by sending a letter to Milton C. “Todd” Ault, III, our Executive Chairman, with any questions about the proposals described in this Proxy Statement or how to execute your vote.

In addition, you can also contact:

Georgeson

Telephone (toll-free in North America): (866) 548-4144

Telephone (outside of North America): (781) 896-3650

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Information about the Nominees

At the Meeting, the stockholders will elect six (6) directors to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Assuming a quorum is present, the six (6) nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted “FOR” the election of each of the seven nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. All of the director nominees currently serve as directors.

Name	Age	Current Position	Served As a Director and Officer Since
Milton C. Ault, III	53	Executive Chairman	2017
William B. Horne	55	Chief Executive Officer and Vice Chairman	2016
Henry Nisser	55	President, General Counsel and Director	2019
Robert O. Smith (1) (5) (6)	79	Lead Independent Director	2016
Jeffrey A. Bentz (2) (4) (6)	64	Independent Director	2018
Mordechai Rosenberg (3) (4) (5)	76	Independent Director	2015

(1)	Chair of the Audit Committee
(2)	Chair of the Compensation Committee
(3)	Chair of the Nominating and Corporate Governance Committee
(4)	Member of the Audit Committee
(5)	Member of the Compensation Committee
(6)	Member of the Nominating and Corporate Governance Committee

The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee’s business experience during the past five years, as well as the specific experiences, qualifications, attributes and skills that have led the Board to determine that such Board members should serve on our Board, has been furnished to the Company by the respective director nominees:

Milton C. Ault, III

On January 19, 2021, Mr. Ault resigned as Chief Executive Officer and was appointed as the Executive Chairman of the Board. On December 28, 2017, Mr. Ault was appointed Chief Executive Officer. On March 16, 2017, Mr. Ault was appointed Executive Chairman of the Board. Mr. Ault entered into an employment agreement with us on June 17, 2018. Mr. Ault has served as the Chairman of the Board of Ault Disruptive Technologies Corporation (“ADTC”), an NYSE listed Special Purpose Acquisition Company, or SPAC, since its incorporation in February 2021. On February 25, 2016, Mr. Ault founded Alzamend Neuro, Inc. (“Alzamend”), a biotechnology firm dedicated to finding the treatment, prevention and cure for Alzheimer’s Disease and has served as its Chairman until its IPO, when he became Alzamend’s Chairman Emeritus and a consultant. Since January 2024, Mr. Ault has served as the Chairman of the Board and Chief Executive Officer of RiskOn International, Inc., a publicly traded company (“ROI”).  Mr. Ault was appointed as the Executive Chairman of the board of directors of the Singing Machine Company, Inc., an issuer listed on the Nasdaq Stock Market (“MICS”) in April of 2023. Mr. Ault has served as Chairman and Chief Executive Officer of Ault & Company, Inc. (“Ault & Company”), a Delaware holding company, since December 2015, and as Chairman of Avalanche International Corp. (“Avalanche”), a publicly traded Nevada company and a “voluntary filer,” which as such is not required to file periodic reports, since September 2014. Since January 2011, Mr. Ault has been the Vice President of Business Development for MCKEA Holdings, LLC, a family office. Mr. Ault is a seasoned business professional and entrepreneur who has spent more than twenty-seven years identifying value in various financial markets including equities, fixed income, commodities, and real estate. Throughout his career, Mr. Ault has consulted for a few publicly traded and privately held companies, providing each of them the benefit of his diversified experience, that range from development stage to seasoned businesses. We believe that Mr. Ault’s business background demonstrates he has the qualifications to serve as one of our directors and as Executive Chairman.

William B. Horne

Mr. Horne has served as a member of our Board since October 2016. On January 19, 2021, Mr. Horne resigned as President and was appointed as the Chief Executive Officer. On August 19, 2020, Mr. Horne resigned as our Chief Financial Officer and was appointed as our President. He was appointed as our Chief Financial Officer on January 25, 2018. Prior to his appointment as our Chief Financial Officer, Mr. Horne served as one of our independent directors. Mr. Horne has served as the Chief Executive Officer and on the board of directors of ADTC since its incorporation in February 2021. Mr. Horne has served on the board of directors of Giga-Tronics Incorporated (“GIGA”) since September of 2022. Mr. Horne has served on the board of directors of Alzamend since June 1, 2016 and became its Chairman of the board upon consummation of its IPO. Mr. Horne has served as a director and Chief Financial Officer of Avalanche since June 2016. Mr. Horne has served as a director and Chief Financial Officer of Ault & Company since October 2017.  Mr. Horne previously held the position of Chief Financial Officer in various public and private companies in the healthcare and high-tech field. Mr. Horne has a Bachelor of Arts Magna Cum Laude in Accounting from Seattle University. We believe that Mr. Horne's extensive financial and accounting experience in diversified industries and with companies involving complex transactions give him the qualifications and skills to serve as one of our directors.

Henry C. W. Nisser

Mr. Nisser has served as a member of our Board since September 17, 2020 and was appointed as our Executive Vice President and General counsel on May 1, 2019. On January 19, 2021, Mr. Nisser resigned as Executive Vice President and was appointed as our President. Mr. Nisser has served as a member of the board of directors and as the President and General Counsel of ROI since March of 2023. Mr. Nisser is the Executive Vice President and General Counsel of Avalanche. Mr. Nisser has served as the President, General Counsel and on the board of directors of ADTC since its incorporation in February 2021. Mr. Nisser has served on the board of directors of Alzamend since September 1, 2020 and has served as its Executive Vice President and General Counsel since May 1, 2019. Mr. Nisser has served on the board of directors of MICS since April of 2023. From October 31, 2011 through April 26, 2019, Mr. Nisser was an associate and subsequently a partner with Sichenzia Ross Ference LLP (“SRF”), a law firm based in New York City. While with SRF, his practice was concentrated in national and international corporate law, with a particular focus on U.S. securities compliance, public as well as private M&A, equity and debt financings and corporate governance. Mr. Nisser drafted and negotiated a variety of agreements related to reorganizations, share and asset purchases, indentures, public and private offerings, tender offers and going private transactions. Mr. Nisser also represented clients’ special committees established to evaluate M&A transactions and advised such committees’ members with respect to their fiduciary duties. Mr. Nisser received his B.A. from Connecticut College in 1992, where he majored in International Relations and Economics. He received his LLB from the University of Buckingham School of Law in 1999. We believe that Mr. Nisser’s extensive legal experience involving complex transactions and comprehensive knowledge of securities laws and corporate governance requirements applicable to listed companies give him the qualifications and skills to serve as one of our directors.

Robert O. Smith

Mr. Smith serves as our lead independent director. Previously, he served as a member of our Board from November 2010 until May 2015, and served as a member of our Advisory Board from 2002 until 2015. He is currently a C-level executive consultant working with Bay Area high-tech firms on various strategic initiatives in all aspects of their business. Mr. Smith has served on the board of directors of ADTC, an NYSE listed SPAC, since its IPO in December 2021. Mr. Smith has served on the board of directors of GIGA since September of 2022. Mr. Smith has served on the board of directors of ROI since October of 2023, where he acts as ROI’s lead independent director as well as the chairman of its audit committee. From 2004 to 2007, he served on the board of directors of Castelle Corporation. From 1990 to 2002, he was our President, Chief Executive Officer and Chairman of our Board. From 1980 to 1990, he held several management positions with Computer Products, Inc., the most recent being President of their Compower/Boschert Division. From 1970 to 1980, he held managerial accounting positions with Ametek/Lamb Electric and with the JM Smucker Company. Mr. Smith received his BBA degree in Accounting from Ohio University. We believe that Mr. Smith’s executive-level experience, including his previous service as our President, Chief Executive Officer and Chairman of our Board, his extensive experience in the accounting industry, and his service on our Board from November 2010 until May 2015, give him the qualifications and skills to serve as one of our directors.

Jeffrey A. Bentz

Mr. Bentz serves as one of our independent directors. Mr. Bentz is an experienced businessman who served from 1994 to 2022 as President of North Star Terminal & Stevedore Company, a full-service stevedoring company located in Alaska and whose major areas of business include terminal operations and management, stevedore services, and heavy equipment operations. Mr. Bentz has served on the board of directors of ADTC, an NYSE listed SPAC, since its IPO in December 2021. Mr. Bentz has served on the board of directors of GIGA since September of 2022. He also has served as a director and advisor to several private companies and agencies. Mr. Bentz obtained a B.A. in Business and Finance from Western Washington University in 1981. We believe that Mr. Bentz’s executive-level experience, including his operational and financial oversight of companies with multiple profit centers and his extensive experience in the real estate and commercial services industries give him the qualifications and skills to serve as one of our directors.

Mordechai Rosenberg

Mr. Rosenberg serves as one of our independent directors. He has served as an independent consultant to various companies in the design and implementation of homeland security systems in Europe and Africa since 2010. From 2004 to 2009, he served as a special consultant to Bullet Plate Ltd., a manufacturer of armor protection systems, and NovIdea Ltd., a manufacturer of perimeter and border security systems. From 2000 to 2003, Mr. Rosenberg was the general manager of ZIV U.P.V.C Products Ltd.’s doors and window factory. Mr. Rosenberg is an active reserve officer and a retired colonel from the Israeli Defense Force (IDF), where he served for 26 years and was involved in the development of weapon systems. In the IDF, Mr. Rosenberg served in various capacities, including, company, battalion and brigade commander, head of the training center for all IDF infantry, and head of the Air Force’s Special Forces. Mr. Rosenberg received a B.A in History from the University of Tel Aviv and a Master of Arts in Political Science from the University of Haifa in Israel. Mr. Rosenberg graduated from the course of Directors & Officers at the College of Management, Tel Aviv. We believe that Mr. Rosenberg’s business background gives him the qualifications to serve as one of our directors.

Directors serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers serve at the discretion of the Board.

Status of Certain Issuers with which Messrs. Ault, Horne and Nisser Are Involved.

Avalanche International Corp.

As of the Record Date, Avalanche had not filed its (i) Annual Reports on Form 10-K for its fiscal years ended November 30, 2016, November 30, 2017, November 30, 2018, November 30, 2019, November 30, 2020, November 30, 2021, November 30, 2022 or November 30, 2023 (ii) its Quarterly Reports for its fiscal quarters ended February 28, 2017, May 31, 2017, August 31, 2017, February 28, 2018, May 31, 2018, August 31, 2018, February 28, 2019, May 31, 2019, August 31, 2019, February 29, 2020, May 31, 2020, August 31, 2020, February 28, 2021, May 31, 2021, August 31, 2021, February 28, 2022, May 31, 2022, August 31, 2022 February 28, 2023, May 31, 2023, August 31, 2023 or February 29, 2024. While Avalanche is a “voluntary filer,” it has not filed a Form 15, nor does it intend to.

Avalanche’s results of operations are consolidated with the Company’s. As of the Record Date, Avalanche had 11 employees and one principal consultant, total assets of approximately $200,000, total liabilities of approximately $39.0 million, total stockholders’ deficit of approximately $31.0 million, total annual operating expenses of approximately $3.0 million and a net loss of approximately $28.0 million. None of the foregoing figures has been audited.

 Involvement in Certain Legal Proceedings

To our knowledge, and except as disclosed below, none of our current directors has, during the past ten years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he or she was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his or her involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated; *

●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

* Please see the press release issued by the Company on August 15, 2023.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Family Relationships

None.

Board Independence

Our Board has undertaken a review of the independence of each director and director nominee and has determined that Messrs. Smith, Bentz, and Rosenberg are independent, and that each director who serves on or is nominated for each of its committees is independent, as such term is defined by standards of the SEC and the NYSE American. None of Messrs. Ault, Horne or Nisser meets the independence standards.

Stockholder Communications with the Board

The Company’s stockholders may communicate with the Board, including non-executive directors or officers, by sending written communications addressed to such person or persons in care of Ault Alliance, Inc., Attention: Secretary, 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141. All communications will be compiled by the Secretary and submitted to the addressee. If the Board modifies this process, the revised process will be posted on the Company’s website.

Meetings and Committees of the Board

During the fiscal year ended December 31, 2023, the Board held 10 meetings and acted by unanimous written consent 25 times, the Audit Committee held 5 meetings, the Nominating and Corporate Governance Committee and the Compensation Committee held zero meetings. The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee approved no actions by unanimous written consent. We encourage, but do not require, our Board members to attend the annual meeting of stockholders.

Board Committees

The Board has standing Audit, Nominating and Corporate Governance and Compensation Committees. Information concerning the membership and function of each committee is as follows:

Name	Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee
Robert O. Smith	** ***	*	*
Jeffrey A. Bentz	*	*	**
Moti Rosenberg	*	**	*

* Member of Committee

** Chairman of Committee

*** “Audit committee financial expert” as defined in SEC regulations.

Audit Committee

Messrs. Smith, Bentz and Rosenberg currently comprise the Audit Committee of our Board. Our Board has determined that each of the current members of the Audit Committee satisfies the requirements for independence and financial literacy under the standards of the SEC and the NYSE American. Our Board has also determined that each of Mr. Smith qualifies as an “audit committee financial expert” as defined in SEC regulations and satisfies the financial sophistication requirements set forth in the NYSE American rules. Mr. Smith serves as Chairman of the Audit Committee.

The Audit Committee is responsible for, among other things, selecting and hiring our independent auditors, approving the audit and pre-approving any non-audit services to be performed by our independent auditors; reviewing the scope of the annual audit undertaken by our independent auditors and the progress and results of their work; reviewing our financial statements, internal accounting and auditing procedures, and corporate programs to ensure compliance with applicable laws; and reviewing the services performed by our independent auditors to determine if the services rendered are compatible with maintaining the independent auditors’ impartial opinion. The Audit Committee reviewed and discussed with management the Company’s audited financial statements for the year ended December 31, 2023.

Compensation Committee

Messrs. Bents, Smith and Rosenberg currently comprise the Compensation Committee of our Board. Our Board has determined that each of the current members of the Compensation Committee meets the requirements for independence under the standards of the NYSE American. Mr. Bentz serves as Chairman of the Compensation Committee.

The Compensation Committee is responsible for, among other things, reviewing and approving executive compensation policies and practices; reviewing and approving salaries, bonuses and other benefits paid to our officers, including our Executive Chairman, Chief Executive Officer and President; and administering our stock option plans and other benefit plans.

Nominating and Governance Committee

Messrs. Rosenberg, Smith and Bentz currently comprise the Nominating and Governance Committee of our Board. Our Board has determined that each of the current members of the Nominating and Governance Committee meets the requirements for independence under the standards of the NYSE American. Mr. Rosenberg serves as Chairman of the Nominating and Governance Committee.

The Nominating and Governance Committee is responsible for, among other things, assisting our Board in identifying prospective director nominees and recommending nominees for each annual meeting of stockholders to the Board; developing and recommending governance principles applicable to our Board; overseeing the evaluation of our Board and management; and recommending potential members for each Board committee to our Board.

The Nominating and Governance Committee considers diversity when identifying Board candidates. In particular, it considers such criteria as a candidate’s broad-based business and professional skills, experiences and global business and social perspective.

In addition, the Committee seeks directors who exhibit personal integrity and a concern for the long-term interests of stockholders, as well as those who have time available to devote to Board activities and to enhancing their knowledge of the various industries in which we operate. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities.

 Board Leadership Structure and Role in Risk Oversight

Our Board as a whole is responsible for our risk oversight. Our executive officers address and discuss with our Board our risks and the manner in which we manage or mitigate such risks. While our Board has the ultimate responsibility for our risk oversight, our Board works in conjunction with its committees on certain aspects of its risk oversight responsibilities. In particular, our Audit Committee focuses on financial reporting risks and related controls and procedures; our Compensation Committee evaluates the risks associated with our compensation philosophy and programs and strives to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with our strategies and objectives; and our Nomination and Governance Committee oversees risks associated with our Code of Ethical Conduct and other policies encompassed within corporate governance.

Code of Ethics

The Board has adopted an Amended and Restated Code of Business Conduct and Ethics for Employees, Executive Officers and Directors (the “Code”) which qualifies as a “code of ethics” as defined by Item 406 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Code applies to our principal executive officer, principal financial officer, principal accounting officer, controller or person performing similar functions as well as all our employees. The Code is designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws and regulations. The full text of our Code is published on our website at www.ault.com. We will disclose any substantive amendments to the Code or any waivers, explicit or implicit, from a provision of the Code on our website or in a current report on Form 8-K. Upon request to our Executive Chairman, Milton C. Ault, III, we will provide without charge, a copy of our Code.

Among other matters, the Code is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•	compliance with applicable governmental laws, rules and regulations;

•	prompt internal reporting of violations of the Code to appropriate persons identified in the code; and

•	accountability for adherence to the Code.

Waivers to the Code may be granted only by the Board upon recommendation of the Audit Committee. In the event that the Board grants any waivers of the elements listed above to any of our officers, we expect to promptly disclose the waiver as required by law or the private regulatory body.

Director Compensation

The Company pays each independent director an annual base amount of $45,000 annually, other than Messrs. Smith and Ash, who each received a base amount of $55,000 annually due to the additional services provided by Mr. Smith as a lead independent director and Mr. Ash as Audit Committee Chairman. Additionally, our Board makes recommendations for adjustments to an independent director’s compensation when the level of services provided is significantly above what was anticipated. In addition, independent directors are eligible, at the Board’s discretion, to receive a bonus.

The table below sets forth, for each non-employee director, the total amount of compensation related to his service during the year ended December 31, 2023:

	Fees earned or	Stock	Option	All other
Name	paid in cash ($)	awards ($)	awards ($)	compensation ($)	Total ($)
Robert O. Smith	55,000	—	—	—	55,000
Jeffrey A. Bentz	45,000	—	—	—	45,000
Mordechai Rosenberg	45,000	—	—	—	45,000
Howard Ash (1)	55,000	—	—	—	55,000

(1)	Mr. Ash resigned from the Board effective April 16, 2024.

Required Vote and Board Recommendation

The election of the directors of the Company requires the affirmative vote of a plurality of the shares of the Company’s Eligible Capital Stock present in person or represented by proxy at the Meeting, which will be the nominees receiving the largest number of votes, which may or may not constitute a majority.

The Board unanimously recommends that the stockholders vote “for” each of the director nominees.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of Marcum LLP, as the independent registered public accounting firm of the Company for the year ending December 31, 2024, subject to ratification of the appointment by the Company’s stockholders. No representative of Marcum LLP is expected to attend the Meeting.

Review of the Company’s Audited Financial Statements for the Fiscal Year Ended December 31, 2023

The Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Audit Committee discussed with the independent auditors the auditors’ independence from the Company and its management, and the independent auditors provided to the Audit Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the Company’s internal controls and financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee approved the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.

Fees Paid to Auditor

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountants Marcum, LLP, with respect to the years ended December 31, 2023 and December 31, 2022, for our audit of annual financial statements and review of financial statements included in our quarterly reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

2023	$2,241,000
2022	$3,280,000

Audit-Related Fees

We did not incur fees to our independent registered public accounting firm for audit related fees during the fiscal years ended December 31, 2023 or 2022.

Tax and Other Fees

We did not incur fees to our independent registered public accounting firm for tax services during the fiscal years ended December 31, 2023 or 2022.

Pre-Approval Policies and Procedures

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

Report of the Audit Committee of the Board of Directors

The Audit Committee of the Board of Ault Alliance, Inc. has furnished the following report on its activities during the fiscal year ended December 31, 2023. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that Ault Alliance, Inc. specifically incorporates it by reference into any such filing.

The Audit Committee oversees the financial reporting process on behalf of the Board. Management has the primary responsibility for the financial reporting process, principles and internal controls as well as preparation of our financial statements. For the fiscal year ended December 31, 2023, the members of the Audit Committee were Messrs. Ash, Smith and Bentz, each of whom was an independent director as defined by the applicable NYSE American and SEC rules. Effective April 16, 2024, Mr. Ash resigned from the Board (including the Audit Committee) and Mr. Rosenberg was appointed to the Audit Committee.

In fulfilling its responsibilities, the Audit Committee appointed independent auditors Marcum LLP, for the fiscal year ended December 31, 2023. The Audit Committee reviewed and discussed with the independent auditors the overall scope and specific plans for their audit. The Audit Committee also reviewed and discussed with the independent auditors and with management the Company’s audited financial statements and the adequacy of its internal controls. The Audit Committee met with the independent auditors, without management present, to discuss the results of our independent auditor’s audits, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

The Audit Committee monitored the independence and performance of the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16—Communications with Audit Committees. The Company’s independent auditors have provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent auditor the independent auditor’s independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the SEC.

Mr. Mr. Robert O. Smith, Mr. Jeffrey Bentz and Mr. Mordechai Rosenberg

Required Vote and Board Recommendation

The ratification of the appointment of the Company’s independent auditors requires the receipt of the affirmative vote of a majority of the shares of the Company’s Eligible Capital Stock present in person or by proxy and voting at the Meeting.

The Board unanimously recommends that the stockholders vote “for” the ratification of Marcum LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

PROPOSAL NO. 3

APPROVAL, PURSUANT TO NYSE AMERICAN LISTING RULE 713(a) & (b), OF THE EXERCISE OF THE WARRANTS ISSUED PURSUANT TO THE NOTE PURCHASE AGREEMENT WITH AULT & COMPANY

We are asking our stockholders to approve (i) exercise of the warrants (the “Warrants”) issued to Ault & Company, Inc., a Delaware corporation (“A&C”) (the “Warrants”) to purchase shares of Common Stock for a total purchase price of $17,519,832 (the “Note Transaction”) pursuant to that certain Note Purchase Agreement (the “NPA”) by and between the Company and A&C dated October 13, 2023 (the “Closing Date”).

In the proxy statement for our annual meeting of stockholders held on January 12, 2024, we originally requested approval for the conversion by the Company of a senior secured convertible promissory note in the principal face amount of $17,519,832 (the “Note”) issued to A&C, though we subsequently removed this proposal since we knew we would be unable to obtain quorum for the 2023 annual meeting. However, the Note was used by A&C to purchase shares of the Company’s Series C Convertible Preferred Stock on December 14, 2023 and we are therefore not seeking stockholder approval for the conversion of the Note as it has been extinguished.

 The purchase price for the Note and Warrants was comprised of the following: (i) cancellation of $4,625,000 of cash loaned by A&C to the Company since June 8, 2023 pursuant to a short-term loan agreement; (ii) cancellation of $11,644,832 of term loans made by the Company to A&C in exchange for A&C assuming liability for the payment of $11,644,832 of secured notes; and (iii) the retirement of $1,250,000 in stated value of 125,000 shares of the Company’s Series B Convertible Preferred Stock (representing all shares issued and outstanding of that series) being transferred from A&C to the Company.

The NPA contains customary representations, warranties and agreements by the Company, obligations of the parties, termination provisions and closing conditions. The representations, warranties and covenants contained in the NPA were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

We are seeking stockholder approval for the issuance of shares in excess of 19.99% of the total number of shares of Common Stock outstanding as of the date of the NPA. If this Proposal No. 3 is not approved by our stockholders, the Company will not be able to maintain its obligation to A&C through permitting A&C to exercise its Warrants. In that event, the Company anticipates it would need to seek alternative methods of raising capital from A&C, which may not be inclined to pursue the transaction referred to in Proposal No. 4, likely under far less favorable terms than those offered by A&C.

A&C is an affiliate of the Company.

Description of the Warrants

Description of the Warrants

On the Closing Date, the Company issued A&C the Warrants, which grant A&C the right to purchase 1,907,440 shares of Common Stock (the “Warrant Shares”). The exercise price of the Warrants is currently $0.35 (the “Exercise Price”). The Exercise Price is subject to adjustment in the event of an issuance of Common Stock at a price per share lower than the Exercise Price, as well as upon customary stock splits, stock dividends, combinations or similar events.

The Warrants have a five-year term, expiring on the fifth anniversary of the Closing Date, and become exercisable on the first business day after the six-month anniversary of the Closing Date.

The foregoing descriptions of the NPA and the Warrants and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the NPA filed as Exhibit 10.1 and the form of the Warrant, a copy of which is filed as 4.1, to the Current Report on Form 8-K filed with the SEC on October 16, 2023 and are incorporated herein by reference.

Stockholder Approval Requirement

As noted above, the NPA provides that the number of shares to be issued to A&C is initially limited to 19.99% of the total number of shares of Common Stock outstanding as of the date of the NPA until such time as the stockholders of the Company approve the issuance of additional shares, consisting of the shares underlying the Warrants. We have agreed to promptly seek such stockholder approval and are seeking such approval at the Meeting.

Rule 713(a) of the NYSE American requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of Common Stock (or securities convertible into or exercisable for Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding Common Stock, or equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, or when the issuance or potential issuance of additional shares will result in a change of control of the issuer. Stockholder approval of this Proposal No. 3 will constitute stockholder approval for purposes of Rule 713(a) of the NYSE American.

Further, Rule 713(b) of the NYSE American requires stockholder approval of a transaction, other than a public offering, when the issuance or potential issuance of additional shares will result in a change of control of the issuer. Rule 713(b) is applicable to the Note Transaction because A&C would acquire the ability, by virtue of its potential beneficial ownership percentage interest of the Company if the Warrants were exercised, to appoint a number of individuals to the Board, the number of which could constitute a majority of the Board.

Stockholder approval of this Proposal No. 3 will constitute stockholder approval for purposes of Rule 713(a) and (b) of the NYSE American.

We are seeking stockholder approval for the issuance of 1,907,440 shares of Common Stock to A&C in connection with the exercise of the Warrants.

Our stockholders are not entitled to dissenters’ rights with respect to this Proposal, and we will not independently provide stockholders with any such right.

Reasons for Transaction

As stated above, if this Proposal No. 3 is not approved by our stockholders, the Company will not be able to maintain its obligation to A&C through permitting A&C to exercise its Warrants. In that event, the Company anticipates it would need to seek alternative methods of raising capital from A&C, which may not be inclined to pursue the transaction referred to in Proposal No. 4, likely under far less favorable terms than those offered by A&C.

Effect on Current Stockholders; Dilution

The NPA does not affect the rights of the holders of outstanding Common Stock, but the issuance of shares to A&C pursuant to the terms of the NPA will have a dilutive effect on our existing stockholders, including the voting power and the economic rights of the existing stockholders. If we were to issue A&C all 1,907,440 shares which it may acquire with stockholder approval (assuming that the exercise of the Warrants occurred on the Record Date), A&C would have acquired approximately 5.97% of the 31,972,779 shares of Common Stock that would then have been outstanding as of the Record Date.

The availability for sale of a large number of shares by A&C may depress the market price of our Common Stock and, going forward, may impair our ability to raise additional capital through the public sale of our Common Stock. We do not have any arrangement with A&C to address the possible effect on the price of our Common Stock of the sale by A&C of its shares.

Required Vote and Board Recommendation

The issuance of shares underlying the Warrants to A&C requires the receipt of the affirmative vote of a majority of the shares of the Company’s Eligible Capital Stock present in person or by proxy and voting at the Meeting.

The Board unanimously recommends a vote “FOR” the approval of the issuance of shares of Common Stock underlying the Warrants to A&C in order to comply with Rule 713(a) and (b) of the NYSE American.

PROPOSAL NO. 4

APPROVAL, PURSUANT TO NYSE AMERICAN LISTING RULE 713(a) & (b), OF THE CONVERSION OF SHARES OF OUR SERIES C PREFERRED STOCK AND EXERCISE OF WARRANTS PURSUANT TO THE SECURITIES PURCHASE AGREEMENT WITH AULT & COMPANY

We are asking our stockholders to approve the issuance by the Company to Ault & Company, Inc., a Delaware corporation (“A&C”) of (i) up to seventy-five thousand (75,000) shares of a newly designated series of preferred stock entitled Series C Convertible Preferred Stock (the “Series C Preferred Stock”), and warrants (the “Series C Warrants” and with the Series C Preferred Stock, the “SPA Securities”) to purchase 22,172,950 shares of Common Stock for a total purchase price of up to $75 million dollars (the “Preferred Transaction”), pursuant to that certain Securities Purchase Agreement (the “SPA”) by and between the Company and A&C dated November 6, 2023 the (“Execution Date”) and amended on March 25, 2024.

To date, A&C has purchased $44 million of the Series C Preferred Stock.

We are seeking stockholder approval for the issuance of shares in excess of 19.99% of the total number of shares of Common Stock outstanding as of the date of the SPA. If this Proposal No. 4 is not approved by our stockholders, the Company will need to raise cash financing from a different source, which would likely be more difficult than doing so through the financing contemplated to be supplied by A&C. In the event that the Company (i) is unable to obtain funding from A&C through its acquisition of SPA Securities for cash through the consummation of the SPA, or (ii) is unable to reduce its aggregate debt on its books, the Company anticipates it would need to seek alternative methods of raising cash for future expansion of its business and repaying the debt owed to A&C, likely under far less favorable terms than those offered by A&C.

As noted earlier, A&C is an affiliate of the Company.

Description of the Securities Purchase Agreement and the SPA Securities

Description of the SPA and the Amendment Thereto

Holders of the Series C Preferred Stock are entitled to written notice of stockholder meetings or written consents, along with related materials and information, in accordance with the Company’s Bylaws and the Delaware General Corporation Law.

Additionally, until the earlier of (i) four years from the initial closing date of the SPA (the “Initial Closing Date”), or (ii) the date when A&C holds fewer than 10,000 shares of Series C Preferred Stock, the Company will be prohibited from (A) entering into any financing, whether debt or equity, other than conventional loans from a commercial bank, at a price per share less than the Conversion Price (as defined below) or (B) entering into a variable rate financing transaction.

Further, for as long as A&C holds at least 10,000 shares of Series C Preferred Stock, A&C shall have a right to participate in any subsequent financing (a “Subsequent Financing”) allowing A&C to purchase such number of securities in the Subsequent Financing to allow A&C to maintain its percentage beneficial ownership of the Company that A&C held immediately prior to the Subsequent Financing.

In addition, the Company must establish a reserve account to be funded with no less than 12.5% of the gross proceeds received from the sale of the Series C Preferred Stock, which shall be maintained for a period of at least nine months from the Initial Closing Date.

Closings under the SPA may be made in tranches, with each such date being referred to as a “Closing Date.”

On March 25, 2024 the Company entered into an amendment to the (i) SPA, (ii) the related Certificate of Designation of Preferences, Rights and Limitations of the Series C Preferred Stock and (iii) the Series C Warrants to provide for (A) an increase in the dollar amount of the Series C Preferred Stock that A&C may purchase from the Company from $50,000,000 to $75,000,000 and (B) extended the date of on which the final closing may occur to June 30, 2024, subject to A&C’s ability to further extended such date for ninety days.

The SPA contains customary representations, warranties and agreements by the Company, obligations of the parties, termination provisions and closing conditions. The representations, warranties and covenants contained in the SPA were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

Description of the Series C Preferred Stock

Conversion Rights

Each share of Series C Preferred Stock has a stated value of $1,000.00 and is convertible into shares of Common Stock at a conversion price equal to the greater of (i) $0.10 per share (the “Floor Price”), and (ii) the lesser of (A) $0.35, or (B) 105% of the volume weighted average price of the Common Stock during the ten trading days immediately prior to the date of conversion (the “Conversion Price”). The Conversion Price is subject to adjustment in the event of an issuance of Common Stock at a price per share lower than the Conversion Price then in effect, as well as upon customary stock splits, stock dividends, combinations or similar events. The Floor Price will under no circumstances be adjusted for stock dividends, stock splits, stock combinations or similar transactions.

Voting Rights

The holders of the Series C Preferred Stock are entitled to vote with the Common Stock as a single class on an as-converted basis, subject to applicable law provisions of the Delaware General Company Law and the NYSE American (at times referred to as the “Exchange”), provided, however, that for purposes of complying with Exchange regulations, the conversion price, for purposes of determining the number of votes the holder of Series C Convertible Preferred Stock is entitled to cast, shall not be lower than $3.075 (the “Voting Floor Price”), which represents the closing sale price of the Common Stock on the trading day immediately prior to the Execution Date. The Voting Floor Price shall be adjusted for stock dividends, stock splits, stock combinations and other similar transactions.

In addition, if this Proposal No. 4 is approved, A&C will be entitled to elect such number of directors to the Board as shall be equal to a percentage determined by dividing (i) the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock then owned by A&C (the “Conversion Shares”), by (ii) the sum of the number of shares of Common Stock then outstanding plus the number of Conversion Shares.

Dividend Rights

The holders of Series C Convertible Preferred Stock are entitled to cumulative cash dividends at an annual rate of 9.5%, or $95.00 per share, based on the stated value per share. Dividends shall accrue from the Closing Date, until the 10-year anniversary of the Closing Date and are payable quarterly in arrears. For the first two years, the Company may elect to pay the dividend amount in Common Stock rather than cash, with the number of shares of Common Stock issued at the Conversion Price at the date that the dividend payment is due. Dividends will accrue regardless of the Company’s earnings or funds availability and will not exceed the full cumulative dividends. If dividends are in arrears for one or more periods where dividends are to be paid and A&C is contractually required to pay any penalties or damages as a result of the failure of the Company to pay such dividend, the dividend rate will increase to 12% per annum (equivalent to $120.00 per annum per share) and will be paid either in cash or additional shares of Series C Preferred Stock (if the Common Stock is then listed on a national securities exchange) or if not, freely tradeable Common Stock.

Liquidation Rights

In the event of liquidation, dissolution, or winding up of the Company, the holders of Series C Preferred Stock have a preferential right to receive an amount equal to the stated value per share of Series C Preferred Stock before any distribution to other classes of capital stock. If the assets are insufficient, the distribution will be prorated among the holders of Series C Preferred Stock. The remaining assets will be distributed pro rata to the holders of outstanding Common Stock and all holders of Series C Preferred Stock as if they had converted their Series C Preferred Stock into Common Stock. The Series C Preferred Stock rank senior over other classes of preferred stock, including the Series A and D Preferred Stock. Additionally, any transaction that constitutes a change of control transaction shall be deemed to be a liquidation under the Certificate of Designation of the Preferences, Rights and Limitations of Series C Convertible Preferred Stock (the “Series C Certificate of Designation”).

Description of the Series C Warrants

On each Closing Date, the Company will issue A&C the Series C Warrants, which grant A&C the right to purchase a specified number of Common Stock (the “Warrant Shares”). The exercise price of the Warrants is $0.35 (the “Exercise Price”). The Exercise Price is subject to adjustment in the event of an issuance of Common Stock at a price per share lower than the Exercise Price, as well as upon customary stock splits, stock dividends, combinations or similar events.

The Series C Warrants have a five-year term, expiring on the fifth anniversary of the Closing Date, and become exercisable on the first business day after the six-month anniversary of the Closing Date.

The foregoing descriptions of the SPA, the Certificate of Designations of the Series C Preferred Stock, the Series C Warrants and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the SPA filed as Exhibit 10.1, and the forms of the Certificate of Designations of the Series C Preferred Stock and the Series C Warrants, copies of which are filed as Exhibits 3.1 and 4.1, respectively, to the Current Report on Form 8-K filed with the SEC on November 6, 2023 and are incorporated herein by reference.

The foregoing descriptions of the SPA, the Certificate of Designations of the Series C Preferred Stock, the Series C Warrants are further qualified in their entirety by reference to the Amendment to the Securities Purchase Agreement filed as Exhibit 10.3 to the Current Report on Form 8-K filed with the SEC on March 6, 2024 and are incorporated herein by reference.

Stockholder Approval Requirement

As noted above, the SPA provides that the number of shares to be issued to A&C is initially limited to 19.99% of the total number of shares of Common Stock outstanding as of the date of the SPA until such time as the stockholders of the Company approve the issuance of additional shares, which include the shares underlying the SPA Securities as well as the Note and the Warrants. We have agreed to promptly seek such stockholder approval and are seeking such approval at the Meeting.

Rule 713(a) of the NYSE American requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of Common Stock (or securities convertible into or exercisable for Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding Common Stock, or equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, or when the issuance or potential issuance of additional shares will result in a change of control of the issuer.

Further, Rule 713(b) of the NYSE American requires stockholder approval of a transaction, other than a public offering, when the issuance or potential issuance of additional shares will result in a change of control of the issuer. Rule 713(b) is applicable to the Preferred Transaction because, as noted above, A&C would acquire the ability to appoint a number of individuals to the Board, the number of which could constitute a majority of the Board.

Stockholder approval of this Proposal No. 4 will constitute stockholder approval for purposes of Rule 713(a) and (b) of the NYSE American.

We are seeking stockholder approval for the issuance of a presently indeterminate number of shares of Common Stock to A&C in connection with the conversion of the Series C Preferred Stock and the exercise of the Series C Warrants. However, based on the floor price of the conversion provisions of the Certificate of Designations of the Series C Preferred Stock, however, the figure would at present result in the issuance of an aggregate of 440 million shares of Common Stock.

Our stockholders are not entitled to dissenters’ rights with respect to this Proposal, and we will not independently provide stockholders with any such right.

Reasons for Transaction

The Company will need to raise significant cash financing to operate and expand its operations. In the event that the Company is unable to (i) obtain funding from A&C through its acquisition of SPA Securities for cash through the consummation of the SPA, or (ii) reduce its aggregate debt on its books, the Company anticipates it would need to seek alternative methods of raising cash for future expansion of its business and repaying the debt owed to A&C, likely under far less favorable terms than those offered by A&C.

Effect on Current Stockholders; Dilution

The SPA does not affect the rights of the holders of outstanding Common Stock, but the issuance of shares to A&C pursuant to the terms of the SPA will have a dilutive effect on our existing stockholders, including the voting power and the economic rights of the existing stockholders. If we were to issue A&C all 772,172,950 shares which it may acquire with stockholder approval (presuming that all 75,000 shares of Series C Preferred Stock were converted at the Floor Price, and all Series C Warrants were exercised on the Record Date), A&C would have acquired approximately 96.25% of the 802,238,289 shares that would then have been outstanding as of the Record Date.

The availability for sale of a large number of shares by A&C may depress the market price of our Common Stock and, going forward, may impair our ability to raise additional capital through the public sale of our Common Stock. We do not have any arrangement with A&C to address the possible effect on the price of our Common Stock of the sale by A&C of its shares.

Required Vote and Board Recommendation

The issuance of shares underlying the SPA Securities to A&C requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Meeting.

The Board unanimously recommends a vote “FOR” the approval of the issuance of shares of Eligible Capital Stock underlying the SPA Securities to A&C in order to comply with Rule 713(a) and (b) of the NYSE American.

PROPOSAL NO. 5

APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF

INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF COMMON STOCK

Our Board has adopted resolutions (1) declaring that submitting an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split, as described below, was advisable and (2) directing that a proposal to approve the Reverse Stock Split be submitted to the holders of our Common Stock for their approval.

If approved by our stockholders, the Reverse Stock Split proposal would permit (but not require) our Board to effect a reverse stock split of our Common Stock at any time prior to June 27, 2025 by a ratio of not less than one for two and not more than one for thirty-five, with the exact ratio to be set at a whole number within this range as determined by our Board in its sole discretion.  We believe that enabling our Board to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders.  In determining a ratio, if any, following the receipt of stockholder approval, our Board may consider, among other things, factors such as:

•	The continued listing requirements of the NYSE American;

•	the historical trading price and trading volume of our Common Stock;

•	the number of shares of our Common Stock outstanding;

•	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

•	prevailing general market and economic conditions.

Our Board reserves the right to elect to abandon the Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

Depending on the ratio for the Reverse Stock Split determined by our Board, no less than two and no more than thirty-five shares of existing Common Stock, as determined by our Board, will be combined into one share of Common Stock.  The amendment to our Company’s Certificate of Incorporation to effect a reverse stock split, if any, will include only the reverse split ratio determined by our Board to be in the best interests of our stockholders and all of the other proposed amendments at different ratios will be abandoned.

To avoid the existence of fractional shares of our Common Stock, the Company will pay cash in lieu of fractional shares as described below.

Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

Our Board is submitting the Reverse Stock Split to our stockholders for approval with the primary intent of increasing the market price of our Common Stock to enhance our ability to meet the continued listing requirements of the NYSE American and to make our Common Stock more attractive to a broader range of institutional and other investors.  In addition to increasing the market price of our Common Stock, the Reverse Stock Split would also reduce certain of our costs, as discussed below.  Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company’s and our stockholders’ best interests.

We believe that the Reverse Stock Split will enhance our ability to maintain our listing on the NYSE American.  Reducing the number of outstanding shares of our Common Stock should, absent other factors, increase the per share market price of our Common Stock, although we cannot provide any assurance that the price of our Common Stock would, whether immediately or over the longer term, reflect the ratio of any Reverse Stock Split we may effectuate.

Additionally, we believe that the Reverse Stock Split will make our Common Stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public.  Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers.  In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.  Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.  We believe that the Reverse Stock Split will make our Common Stock a more attractive and cost-effective investment for many investors, which will enhance the liquidity of the holders of our Common Stock.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock.  However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock.  As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future.  Additionally, we cannot assure you that the market price per share of our Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split.  Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing (the “Effective Time”) of a certificate of amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware.  The exact timing of the filing of the certificate of amendment that will effectuate the Reverse Stock Split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders.  In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment to the Company’s Certificate of Incorporation, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the Reverse Stock Split.  If a certificate of amendment effectuating the Reverse Stock Split has not been filed with the Secretary of State of the State of Delaware by the close of business on June 27, 2025, our Board will abandon the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by our Board, a minimum of two and a maximum of thirty-five shares of existing Common Stock will be combined into one new share of Common Stock.  The table below shows, as of the Record Date, the number of outstanding shares of Common Stock (excluding Treasury shares) that would result from the listed hypothetical reverse stock split ratios (without giving effect to the treatment of fractional shares):

Reverse Stock Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Stock Split

1-for-2	15,032,670
1-for-5	6,013,068
1-for-10	3,006,534
1-for-20	1,503,267
1-for-35	859,010

The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by our Board.

The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will receive cash in lieu of fractional shares.  In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock.  Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.  After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended.  Our Common Stock will continue to be listed on the NYSE American under the symbol “AULT.”

Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names.  Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name.  However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split.  Stockholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e., stockholders whose names are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent.  These stockholders do not have stock certificates evidencing their ownership of the Common Stock.  They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split Common Stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by the exchange agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”).

No new post-Reverse Split Common Stock will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the Exchange Agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a Direct Registration Statement representing the number of whole shares of Common Stock that they are entitled as a result of the Reverse Stock Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for post-Reverse Split Common Stock. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), a New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

Prevailing market prices

We will not issue fractional shares in connection with the Reverse Stock Split. Stockholders who would otherwise hold fractional shares because the number of shares of Common Stock they hold before the Reverse Stock Split is not evenly divisible by the split ratio ultimately determined by the Board will be entitled to receive a cash payment (without interest and subject to applicable withholding taxes) from our Exchange Agent in lieu of such fractional shares. The cash payment is subject to applicable U.S. federal and state income tax and state abandoned property laws. Stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment is received.

We currently anticipate that, in lieu of issuing fractional shares, the aggregate of all fractional shares otherwise issuable to the holders of record of Common Stock shall be issued to the Exchange Agent for the Common Stock, as agent, for the accounts of all holders of record of Common Stock otherwise entitled to have a fraction of a share issued to them. The sale of all fractional interests will be effected by the Exchange Agent as soon as practicable after the Effective Time on the basis of prevailing market prices of the Common Stock at the time of sale. After such sale and upon the surrender of the stockholders’ stock certificates, if any, the Exchange Agent will pay to such holders of record their pro rata share of the net proceeds (after customary brokerage commissions and other expenses) derived from the sale of the fractional interests.

After the Reverse Stock Split, a stockholder will have no further interest in the Company with respect to its fractional share interest, and persons otherwise entitled to a fractional share will not have any voting, dividend or other rights with respect thereto except the right to receive a cash payment as described above.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards, Warrants and Convertible or Exchangeable Securities

Based upon the reverse stock split ratio determined by the board of directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock.  This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.  The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares.  The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the reverse stock split ratio determined by the board of directors, subject to our treatment of fractional shares.

Accounting Matters

The proposed amendment to the Company’s Certificate of Incorporation will not affect the par value of our Common Stock per share, which will remain $0.001.  As a result, as of the Effective Time, the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split.  Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”).  A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.  An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder.  This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors.  This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S.  expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment).

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership.  Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement.  Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAX JURISDICTION.

U.S. Holders

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes.  Therefore, a stockholder generally will not recognize gain or loss on the reverse stock split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-reverse stock split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the reverse stock split.

No Appraisal Rights

Under Delaware law and our charter documents, holders of our Common Stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split.

Required Vote and Board Recommendation

Under Delaware law and our charter documents, approval of Proposal No. 5 requires the receipt of the affirmative vote of a majority of the shares of the Company’s Eligible Capital Stock present in person or by proxy and voting at the Meeting.

The Board unanimously recommends a vote “FOR” the amendment to the Certificate of Incorporation to authorize the Reverse Stock Split.

PROPOSAL NO. 6:

APPROVAL OF THE 2024 STOCK INCENTIVE PLAN

Overview

On April 17, 2024, the Board adopted, upon the recommendation of the Compensation Committee, the 2024 Stock Incentive Plan (the “2024 Plan”), subject to and effective upon stockholder approval at the Annual Meeting. We are asking our stockholders to approve the 2024 Plan in order to permit the Company to use the 2024 Plan to achieve the Company's performance, recruiting, retention and incentive goals.

The 2024 Plan includes a variety of forms of awards, including stock options, stock appreciation rights, restricted stock, restricted stock units and dividend equivalents to allow the Company to adapt its incentive program to meet the needs of the Company in the changing business environment in which the Company operates.

We strongly believe that the approval of the 2024 Plan is essential to our continued success. We believe that equity is an important and significant component of our employees’ compensation. The Board further believes that equity incentives motivate high levels of performance, align the interests of our employees and stockholders by giving directors, employees and consultants the perspective of an owner with an equity stake in the Company, and provide an effective means of recognizing their contributions to the success of the Company. The Board and management believe that the ability to grant equity incentives will be important to the future success of the Company and is in the best interests of the Company's stockholders.

One of the requirements of “performance-based compensation” under Section 162(m) of the IRC is that the material terms of performance-based awards be approved by stockholders. The material terms include: (i) the employees eligible to receive compensation, (ii) a description of the business criteria upon which a performance goal may be based, and (iii) the maximum amount of compensation that can be paid to an employee under awards intended to satisfy the performance-based compensation exception under Section 162(m). Stockholder approval of the 2024 Plan is intended to constitute approval of each of these aspects of the 2024 Plan for purposes of the approval requirements of Section 162(m). However, nothing in this proposal precludes the Company or the Compensation Committee, which administers the 2024 Plan, from granting awards that do not qualify for tax deductibility under Section 162(m), nor is there any guarantee that awards intended to qualify for tax deductibility under Section 162(m) will ultimately be viewed as so qualifying by the Internal Revenue Service. If stockholders fail to reapprove the material terms of performance-based awards under the 2024 Plan, we may continue to pay performance-based compensation thereunder in the future, even though any such compensation paid may not meet the conditions for tax deductibility under Section 162(m).

The potential dilution resulting from issuing all of the proposed 6 million shares under the 2024 Plan, assuming the 2024 Plan is approved by the stockholders, would on the Record Date be 16.64% (giving effect to such issuance).

We are seeking stockholder approval of the 2024 Plan in order to satisfy certain legal requirements, including making awards under it eligible for beneficial tax treatment. In addition, the Board regards stockholder approval of the 2024 Plan as desirable and consistent with good corporate governance practices.

Assuming stockholders approve the 2024 Plan, the 2024 Plan will be effective as the date of the Annual Meeting.

Summary of the 2024 Plan

The following is a summary of the material terms of the 2024 Plan and is qualified in its entirety by reference to the full text of the 2024 Plan, attached as Annex B to this Proxy Statement.

General. The 2024 Plan would authorize the grant to eligible individuals of (1) stock options (incentive and nonstatutory), (2) restricted stock, (3) stock appreciation rights, or SARs, (4) restricted stock units, and (5) other stock-based compensation.

Stock Subject to the 2024 Plan. The maximum number of shares of our Common Stock that may be issued under the 2024 Plan is 6 million shares, which amount will be increased to the extent that grants made under the 2024 Plan are forfeited, expire or are settled for cash (except as otherwise provided in the 2024 Plan).

Substitute awards (awards made or shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Company subsidiary or with which the Company or any subsidiary combines) will not reduce the shares authorized for grant under the 2024 Plan, nor will shares subject to a substitute award be added to the shares available for issuance or transfer under the 2024 Plan.

No Liberal Share Recycling. Notwithstanding anything to the contrary, any and all stock that is (i) withheld or tendered in payment of an option exercise price; (ii) withheld by the Company or tendered by the grantee to satisfy any tax withholding obligation with respect to any award; (iii) covered by a SAR that it is settled in stock, without regard to the number of shares of stock that are actually issued to the grantee upon exercise; or (vi) reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options, shall not be added to the maximum number of shares of stock that may be issued under the 2024 Plan.

Eligibility. Employees of, and consultants to, our Company or its affiliates and members of our Board are eligible to receive equity awards under the 2024 Plan. Only our employees, and employees of our parent and subsidiary corporations, if any, are eligible to receive Incentive Stock Options. Employees, directors (including non-employee directors) and consultants of or for our Company and its affiliates are eligible to receive Nonstatutory Stock Options, Restricted Stock, Purchase Rights and any other form of award the 2024 Plan authorizes.

Purpose. The purpose of the 2024 Plan is to promote the interests of the Company and its stockholders by providing executive officers, employees, non-employee directors, and key advisors of the Company and its defined subsidiaries with appropriate incentives and rewards to encourage them to enter into and remain in their positions with the Company and to acquire a proprietary interest in the long-term success of the Company, as well as to reward the performance of these individuals in fulfilling their personal responsibilities for long-range and annual achievements.

Administration. Unless otherwise determined by the Board, the Compensation Committee administers the 2024 Plan. The Compensation Committee is composed solely of “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code, and “independent directors” within the meaning of NYSE American listing standards. The Compensation Committee has the power, in its discretion, to grant awards under the 2024 Plan, to select the individuals to whom awards are granted, to determine the terms of the grants, to interpret the provisions of the 2024 Plan and to otherwise administer the 2024 Plan. Except as prohibited by applicable law or any rule promulgated by a national securities exchange to which the Company may in the future be subject, the Compensation Committee may delegate all or any of its responsibilities and powers under the 2024 Plan to one or more of its members, including, without limitation, the power to designate participants and determine the amount, timing and term of awards under the 2024 Plan. In no event, however, shall the Compensation Committee have the power to accelerate the payment or vesting of any award, other than in the event of death, disability, retirement or a change of control of the Company.

The 2024 Plan provides that members of the Compensation Committee shall be indemnified and held harmless by the Company from any loss or expense resulting from claims and litigation arising from actions related to the 2024 Plan.

Term. If the 2024 Plan is approved, the 2024 Plan will be effective June 28, 2024, and awards may be granted through June 27, 2034. No awards may be granted under the 2024 Plan subsequent to that date. The Board may suspend or terminate the 2024 Plan without stockholder approval or ratification at any time or from time to time.

Amendments. Subject to the terms of the 2024 Plan, the Compensation Committee as administrator has the sole discretion to interpret the provisions of the 2024 Plan and outstanding awards. Our Board generally may amend or terminate the 2024 Plan at any time and for any reason, except that no amendment, suspension, or termination may impair the rights of any participant without his or her consent, and except that approval of our stockholders is required for any amendment that:

•	Increases the number of shares of Common Stock subject to the 2024 Plan;
•	Decreases the price at which grants may be granted;
•	Reprices existing options;
•	Materially increases the benefits to participants; or
•	Changes the class of persons eligible to receive grants under the 2024 Plan.

Repricing Prohibition. Other than in connection with certain corporate events, the Compensation Committee shall not, without the approval of the Company’s stockholders, (a) lower the option price per share of an option or SAR after it is granted, (b) cancel an Option or SAR when the exercise price per share exceeds the fair market value of one share in exchange for cash or another award (other than in connection with a change of control), or (c) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Company’s shares are then listed.

Minimum Vesting Requirement. Grantees of full-value awards (i.e., awards other than options and SARs), will be required to continue to provide services to the Company or an affiliated company for not less than one-year following the date of grant in order for any such full-value Awards to fully or partially vest (other than in case of death, disability or a Change of Control). Notwithstanding the foregoing, up to five percent (5%) of the available shares of stock authorized for issuance under the 2024 Plan may provide for vesting of full-value awards, partially or in full, in less than one-year.

Adjustments upon Changes in Capitalization. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in our corporate structure affecting our Common Stock or the value thereof, appropriate adjustments to the 2024 Plan and awards will be made as the Board determines to be equitable or appropriate, including adjustments in the number and class of shares of stock available for issuance under the 2024 Plan, the number, class and exercise or grant price of shares subject to awards outstanding under the 2024 Plan, and the limits on the number of awards that any person may receive.

Change of Control. Agreements evidencing awards under the 2024 Plan may provide that upon a Change of Control (as defined in the 2024 Plan), unless otherwise provided in the agreement evidencing an award), outstanding Awards may be cancelled and terminated without payment if the consideration payable with respect to one share of Stock in connection with the Change of Control is less than the exercise price or grant price applicable to such Award, as applicable.

Notwithstanding any other provisions of the 2024 Plan to the contrary, the vesting, payment, purchase or distribution of an Award may not be accelerated by reason of a Change of Control for any participant unless the Grantee’s employment is involuntarily terminated as a result of the Change of Control as provided in the Award agreement or in any other written agreement, including an employment agreement, between us and the participant. If the Change of Control results in the involuntary termination of participant’s employment, outstanding awards will immediately vest, become fully exercisable and may thereafter be exercised.

Generally, under the 2024 Plan, a Change of Control occurs upon (i) the consummation of a reorganization, merger or consolidation of our Company with or into another entity, pursuant to which our stockholders immediately prior to the transaction do not own more than 50% of the total combined voting power after the transaction, (ii) the consummation of the sale, transfer or other disposition of all or substantially all of our assets, (iii) certain changes in the majority of our Board from those in office on the effective date of the 2024 Plan, (iv) the acquisition of more than 50% of the total combined voting power in our outstanding securities by any person, or (v) the Company is dissolved or liquidated.

Types of Awards

Stock Options. Incentive Stock Options and Nonstatutory Stock Options are granted pursuant to award agreements adopted by our Compensation Committee. Our Compensation Committee determines the exercise price for a stock option, within the terms and conditions of the 2024 Plan; provided, that the exercise price of an Incentive Stock Option cannot be less than 100% of the fair market value of our Common Stock on the date of grant. Options granted under the 2024 Plan vest at the rate specified by our Compensation Committee.

The Compensation Committee determines the term of stock options granted under the 2024 Plan, up to a maximum of 10 years, except in the case of certain Incentive Stock Options, as described below. The Compensation Committee will also determine the length of period during which an optionee may exercise their options if an optionee’s relationship with us, or any of our affiliates, ceases for any reason; for Incentive Stock Options, this period is limited by applicable law. The Compensation Committee may extend the exercise period in the event that exercise of the option following termination of service is prohibited by applicable securities laws. In no event, however, may an option be exercised beyond the expiration of its term unless the term is extended in accordance with applicable law.

Acceptable consideration for the purchase of Common Stock issued upon the exercise of a stock option will be determined by the Compensation Committee and may include (a) cash or its equivalent, (b) delivering a properly executed notice of exercise of the option to us and a broker, with irrevocable instructions to the broker promptly to deliver to us the amount necessary to pay the exercise price of the option, (c) any other form of legal consideration that may be acceptable to the Compensation Committee or (d) any combination of (a), (b) or (c).

Unless the Compensation Committee provides otherwise, options are generally transferable in accordance with applicable law, provided that any transferee of such options agrees to become bound by the terms of the 2024 Plan. An optionee may also designate a beneficiary who may exercise the option following the optionee’s death.

Incentive or Nonstatutory Stock Options. Incentive Stock Options may be granted only to our employees, and the employees of our subsidiary corporations. The Compensation Committee may grant awards of Incentive or Nonstatutory Stock Options that are fully vested on the date made, to any of our employees, directors or consultants. Option Awards are granted pursuant to award agreements adopted by our Compensation Committee. To the extent required by applicable law, the aggregate fair market value, determined at the time of grant, of shares of our Common Stock with respect to Incentive Stock Options that are exercisable for the first time by an optionee during any calendar year may not exceed $100,000. To the extent required by applicable law, no Incentive Stock Option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (b) the term of the incentive stock option does not exceed five years from the date of grant.

Stock Appreciation Rights. An SAR is the right to receive stock, cash, or other property equal in value to the difference between the grant price of the SAR and the market price of the Company’s Common Stock on the exercise date. SARs may be granted independently or in tandem with an Option at the time of grant of the related Option. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. An SAR confers on the grantee a right to receive an amount with respect to each share of Common Stock subject thereto, upon exercise thereof, equal to the excess of (A) the fair market value of one share of Common Stock on the date of exercise over (B) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Compensation Committee may determine but shall in no event be less than the fair market value of a share of Common Stock on the date of grant of such SAR).

Restricted Stock and Restricted Stock Units. Restricted Stock is Common Stock that the Company grants subject to transfer restrictions and vesting criteria. A Restricted Stock Unit is a right to receive stock or cash equal to the value of a share of stock at the end of a specified period that the Company grants subject to transfer restrictions and vesting criteria. The grant of these awards under the 2024 Plan are subject to such terms, conditions and restrictions as the Compensation Committee determines consistent with the terms of the 2024 Plan.

At the time of grant, the Compensation Committee may place restrictions on Restricted Stock and restricted stock units that shall lapse, in whole or in part, only upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year, and if the award is granted to a 162(m) Officer, the grant of the award and the establishment of the Performance Goals shall be made during the period required under Internal Revenue Code Section 162(m). Except to the extent restricted under the award agreement relating to the Restricted Stock, a grantee granted Restricted Stock shall have all of the rights of a stockholder including the right to vote Restricted Stock and the right to receive dividends.

Unless otherwise provided in an award agreement, upon the vesting of a Restricted Stock Unit, there shall be delivered to the grantee, within 30 days of the date on which such award (or any portion thereof) vests, the number of shares of Common Stock equal to the number of restricted stock units becoming so vested.

Other Stock-Based Awards. The 2024 Plan also allows the Compensation Committee to grant “Other Stock-Based Awards,” which means a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock. Subject to the limitations contained in the 2024 Plan, this includes, without limitation, (i) unrestricted stock awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the 2024 Plan and (ii) a right to acquire stock from the Company containing terms and conditions prescribed by the Compensation Committee. At the time of the grant of Other Stock-Based Awards, the Compensation Committee may place restrictions on the payout or vesting of Other Stock-Based Awards that shall lapse, in whole or in part, only upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year, and if the award is granted to a 162(m) Officer, the grant of the Award and the establishment of the Performance Goals shall be made during the period required under Internal Revenue Code Section 162(m). Other Stock-Based Awards may not be granted with the right to receive dividend equivalent payments.

Performance Awards. Performance awards provide participants with the opportunity to receive shares of our Common Stock, cash or other property based on performance and other vesting conditions. Performance awards may be granted from time to time as determined at the discretion of the Board, or the Compensation Committee (as applicable). Subject to the share limit and maximum dollar value set forth above under “Limits per Participant,” the Board, or the Compensation Committee (as applicable), has the discretion to determine (i) the number of shares of Common Stock under, or the dollar value of, a performance award and (ii) the conditions that must be satisfied for grant or for vesting, which typically will be based principally or solely on achievement of performance goals.

Performance Criteria. With respect to awards intended to qualify as performance-based compensation under Code Section 162(m), a committee of “outside directors” (as defined in Code Section 162(m)) with authority delegated by our Board will determine the terms and conditions of such awards, including the performance criteria. The performance goals for restricted stock awards, restricted stock units, performance awards or other share-based awards shall be based on the attainment of specified levels of one or any combination of the following:

•	the attainment of certain target levels of, or a specified percentage increase in, revenues, earnings, income before taxes and extraordinary items, net income, operating income, earnings before or after deduction for all or any portion of income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing;
•	the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations;
•	the attainment of certain target levels of, or a specified increase in, operational cash flow;

•	the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Compensation Committee;
•	earnings per share or the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations;
•	the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital;
•	the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders’ equity;
•	the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula;
•	the attainment of certain target levels in, or specified increases in, the fair market value of the shares of the Company’s Common Stock;
•	the growth in the value of an investment in the Company’s Common Stock;
•	the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs;
•	gross or net sales, revenue and growth of sales revenue (either before or after cost of goods, selling and general administrative expenses, research and development expenses and any other expenses or interest);
•	total stockholder return;
•	return on assets or net assets;
•	return on sales;
•	operating profit or net operating profit;
•	operating margin;
•	gross or net profit margin;
•	cost reductions or savings;
•	productivity;
•	operating efficiency;
•	working capital;
•	market share;
•	customer satisfaction; and
•	to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.

The performance goals may be based solely by reference to our performance or the performance of one or more of our subsidiaries, parents, divisions, business segments or business units, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The authorized committee of outside directors may also exclude under the terms of the performance awards, the impact of an event or occurrence that the committee determines should appropriately be excluded, including (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, or (ii) changes in generally accepted accounting principles or practices.

In connection with the approval of the 2024 Plan, the stockholders also are being asked to approve the above criteria for purposes of Section 162(m) of the Code.

New Plan Benefits under the 2024 Plan

Because future awards under the 2024 Plan will be granted in the discretion of the Compensation Committee, the type, number, recipients, and other terms of such awards cannot be determined at this time.

U.S. Federal Income Tax Considerations

The following is a brief description of the material United States federal income tax consequences associated with awards under the 2024 Plan. It is based on existing United States laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. Tax consequences in other countries may vary. This information is not intended as tax advice to anyone, including participants in the 2024 Plan.

Stock Options. Neither incentive stock option grants nor non-qualified stock option grants cause any tax consequences to the participant or the Company at the time of grant. Upon the exercise of a non-qualified stock option, the excess of the market value of the shares acquired over their exercise price is ordinary income to the participant and is deductible by the Company. The participant’s tax basis for the shares is the market value thereof at the time of exercise. Any gain or loss realized upon a subsequent disposition of the stock will generally constitute capital gain, in connection with which the Company will not be entitled to a tax deduction.

Upon the exercise of an incentive stock option, the participant will not realize taxable income, but the excess of the fair market value of the stock over the exercise price may give rise to alternative minimum tax. When the stock acquired upon exercise of an incentive stock option is subsequently sold, the participant will recognize income equal to the difference between the sales price and the exercise price of the option. If the sale occurs after the expiration of two years from the grant date and one year from the exercise date, the income will constitute long-term capital gain. If the sale occurs prior to that time, the participant will recognize ordinary income to the extent of the lesser of the gain realized upon the sale or the difference between the fair market value of the acquired stock at the time of exercise and the exercise price; any additional gain will constitute capital gain. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, but no deduction in connection with any capital gain recognized by the participant. If the participant exercises an incentive stock option more than three months after his or her termination of employment due to retirement or other separation other than death or disability, or more than twelve months after his or her termination of employment due to death or permanent disability, he or she is deemed to have exercised a non-qualified stock option.

Stock Appreciation Rights. A participant granted a stock appreciation right under the 2024 Plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of stock or other consideration received will be ordinary income to the participant and the Company will be allowed a corresponding federal income tax deduction at that time. Compensation realized by the participant on the exercise of the stock appreciation right should qualify as performance-based compensation under the Code and thus not be subject to the $1,000,000 deductibility limit of Code Section 162(m).

Restricted Stock. Restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse. A participant may elect, however, to recognize income at the time of grant, in which case the fair market value of the restricted shares at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. If a participant makes such an election and thereafter forfeits the restricted shares, he or she will be entitled to no tax deduction, capital loss or other tax benefit. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant, subject to any applicable limitations under Code Section 162(m).

A participant’s tax basis for restricted shares will be equal to the amount of ordinary income recognized by the participant. The participant will recognize capital gain (or loss) on a sale of the restricted stock if the sale price exceeds (or is lower than) such basis. The holding period for restricted shares for purposes of characterizing gain or loss on the sale of any shares as long- or short-term commences at the time the participant recognizes ordinary income pursuant to an award. The Company is not entitled to a tax deduction corresponding to any capital gain or loss of the participant.

Restricted Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash or any combination of cash and the Company Common Stock) in settlement of a restricted stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock and cash received as of that date (less any amount he or she paid for the stock and cash), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Performance Awards. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a performance award is granted (for example, when the performance goals are established). Upon receipt of stock or cash (or a combination thereof) in settlement of a performance award, the participant will recognize ordinary income equal to the fair market value of the stock and cash received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Code Section 409A. If an award is subject to Code Section 409A (which relates to nonqualified deferred compensation plans), and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. All awards that comply with the terms of the 2024 Plan, however, are intended to be exempt from the application of Code Section 409A or meet the requirements of Section 409A in order to avoid such early taxation and penalties.

Tax Withholding. The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2024 Plan. The Compensation Committee may, at the time the award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by delivery of, or withholding from the award, shares having a fair market value on the date of withholding equal to the amount required to be withheld for tax purposes.

Required Vote and Board Recommendation

Approval of the 2024 Plan requires the receipt of the affirmative vote of a majority of the shares of the Company’s Eligible Capital Stock present in person or by proxy and voting at the Meeting.

The Board unanimously recommends a vote “FOR” the approval of the 2024 Plan.

INFORMATION ABOUT THE EXECUTIVE OFFICERS

Executive Officers

The executive officers are elected by our Board and hold office until their successors are elected and duly qualified. There are no family relationships between any of our directors or executive officers. The current executive officers of the Company are as follows:

Name	Age	Offices Held
Milton C. Ault, III	54	Executive Chairman of the Board
William B. Horne	55	Chief Executive Officer and Vice Chairman
Henry Nisser	55	President, General Counsel and Director
Kenneth Cragun	62	Chief Financial Officer

Biographical information about Mr. Ault is provided in “Proposal No. 1 – Election of Directors.”

Biographical information about Mr. Horne is provided in “Proposal No. 1 – Election of Directors.”

Biographical information about Mr. Nisser is provided in “Proposal No. 1 – Election of Directors.”

Kenneth S. Cragun

Mr. Cragun has been our Chief Financial Officer since August 2020 and between October 2018 and August 2020, served as our Chief Accounting Officer. Since June 2021, Mr. Cragun has served as Senior Vice President of Finance at Alzamend on a part-time basis. Between December 2018 and June 2021, Mr. Cragun served as the Chief Financial Officer of Alzamend. Mr. Cragun has been the Chief Financial Officer of Ault Disruptive since its inception in February 2021. Since September 2018, Mr. Cragun has served on the board of directors and Chairman of the Audit Committee of Verb Technology Company, Inc. Since July 2022, Mr. Cragun has served on the board of directors of MICS. He served as a CFO Partner at Hardesty, LLC, a national executive services firm between October 2016 and October 2018. His assignments at Hardesty included serving as Chief Financial Officer of CorVel Corporation, a publicly traded company and a nationwide leader in technology driven, healthcare-related, risk management programs, and of RISA Tech, Inc., a private structural design and optimization software company. Mr. Cragun was also Chief Financial Officer of two Nasdaq-traded companies, Local Corporation, a publicly held local search company (“Local Corp.”), from April 2009 to September 2016, and Modtech Holdings, Inc., from June 2006 to March 2009, a supplier of modular buildings. Prior thereto, he had financial leadership roles with increasing responsibilities at MIVA, Inc., ImproveNet, Inc., NetCharge Inc., C-Cube Microsystems, Inc, and 3-Com Corporation. Mr. Cragun began his professional career at Deloitte. Mr. Cragun holds a Bachelor of Science degree in accounting from Colorado State University-Pueblo.

Involvement in Certain Legal Proceedings

To our knowledge, and except as disclosed below, none of our current directors has, during the past ten years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he or she was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time; *

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his or her involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated; **

●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

* Mr. Cragun served as Chief Financial Officer of Local Corporation (April 2009 to September 2016), formerly based in Irvine, California, and, in June 2015, Local Corporation filed a voluntary petition in the United States Bankruptcy Court for the Central District of California seeking relief under the provisions of Chapter 11 of Title 11 of the United States Code.

** Please see the press release issued by the Company on August 15, 2023.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth all compensation earned in all capacities during the years ended December 31, 2023 and 2022, by our principal executive officer. Because we are a Smaller Reporting Company, we only have to report information of our principal executive officer and our two other most highly compensated executive officers.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	All Other Compensation ($)(2)	Total ($)
Milton C. Ault, III	2023	400,000	16,667	-	-	325,773	742,440
Executive Chairman of the Board	2022	400,000	1,716,667	-	-	56,392	2,173,059
William B. Horne	2023	375,000	16,667	-	-	98,195	489,862
Chief Executive Officer	2022	300,000	1,812,500	-	-	49,664	2,162,164
Henry C. Nisser	2023	300,000	12,500	-	-	55,727	368,227
President and General Counsel	2022	300,000	912,000	-	-	36,251	1,248,251

(1)	The values reported in the “Stock Awards” and “Option Awards” columns represent the aggregate grant date fair value, computed in accordance with Accounting Standards Codification (“ASC”) 718 Share Based Payments, of grants of stock options and stock awards to our named executive officer in the years shown.
(2)	The amounts in “All Other Compensation” consist of 401(k) matching amounts, vehicle allowance, personal use of the Company’s corporate aircraft, health insurance benefits, long-term and short-term disability insurance benefits, and travel and entertainment expenses. The personal use of corporate aircraft, reflects the incremental cost to Ault Alliance for use of the corporate aircraft, determined on the basis of the variable operational costs of each flight, including fuel, maintenance, flight crew travel expense. Summary table of “All Other Compensation” for the year ended December 31, 2023 is set forth below:

Name	401(k) Matching Contribution ($)	Automobile Expenses ($)	Personal Use of Aircraft ($)	Medical and Life Insurance Benefits ($)	Travel and Entertainment ($)	Total All Other Compensation ($)
Milton C. Ault, III	16,500	12,000	262,134	23,179	11,960	325,773
William B. Horne	16,500	12,000	5,719	52,016	11,960	98,195
Henry C. Nisser	12,763	-	20,301	10,704	11,960	55,727

Compensation from Related Companies

The compensation table above does not include compensation paid to those executives from related companies for the year ended December 31, 2023 as set forth below:

	AVLP		Alzamend		Circle 8	SMC
Name	Board Fees	Officer Compensation	Board Fees	Officer Compensation	Board Fees	Board Fees
Milton C. Ault, III	$100,000	$-	$50,000	$-	$-	$-
William B. Horne	$-	$50,000	$50,000	$-	$25,000	$-
Henry C. Nisser	$-	$50,000	$-	$50,000	$-	$16,000

Employment Agreement with Milton C. Ault, III

On June 17, 2018, the Company entered into a ten year executive employment agreement with Milton C. Ault, III, to serve as Chief Executive Officer of the Company.  For his services, Mr. Ault will be paid a base salary of $400,000 per annum (the “Base Salary”).

Pursuant to the terms and subject to the conditions set forth in the agreement, if the Company meets or exceeds criteria adopted by the Company’s compensation committee (the “Compensation Committee”) for earning bonuses which shall be adopted by the Compensation Committee annually, Mr. Ault shall be eligible to receive an annual bonus, which percentage shall be based on achievement of applicable performance goals determined by the Compensation Committee.

In addition, Mr. Ault shall be eligible to receive a performance-based award (the “CEO Performance Award”), provided that the Company, for any given fiscal year during the term of this agreement, meets the following criteria: (A) an increase in revenue, as calculated under GAAP over the previous fiscal year as reported in the Annual Report on Form 10-K or successor form for such fiscal year; provided that any increase less than thirty-five percent (35%) (the “Revenue Percentage”) shall reduce the CEO Performance Award correspondingly; (B) positive net income, as calculated under GAAP, as reported in the Annual Report on Form 10-K or successor form for such fiscal year, provided that any increase less than five percent (5%) (the “Net Income Percentage”) shall reduce the CEO Performance Award correspondingly; and (C) positive net cash flow from operations on a year-to-year basis, where cash flow is defined as the net amount of cash and cash-equivalents being transferred into and out of the Company. The CEO Performance Award shall consist of a number of shares of Common Stock having a maximum value equal to ten percent (10%) of any appreciation in the Company’s Market Capitalization above the High Water Mark (as such terms are defined in the agreement) as measured by the daily average closing bid price of the Common Stock for the applicable fiscal year subject to proration obtained by the product of Revenue Percentage and the Net Income Percentage. If the CEO Performance Award in a fiscal year is less than ten percent (10%) due to a reduction caused by an annual shortfall in either the Revenue Percentage or the Net Income Percentage, the prior year’s targets would be deemed to have been achieved if a corresponding overage in a subsequent fiscal year results in the achievement of the cumulative targets.  The annual and cumulative targets for revenue and net income, which are provided solely for the purpose of establishing cumulative totals, are set forth in the agreement.

Upon termination of Mr. Ault’s employment (other than upon the expiration of the employment), Mr. Ault shall be entitled to receive: (A) any earned but unpaid base salary through the termination date; (B) all reasonable expenses paid or incurred; and (C) any accrued but unused vacation time.

Further, unless Mr. Ault’s employment is terminated as a result of his death or disability or for cause or he terminates his employment without good reason, then upon the termination or non-renewal of Mr. Ault’s employment, the Company shall pay to Mr. Ault a “Separation Payment” as follows:  (A)  an amount equal to four (4) weeks of base salary for each full year of service and credit for his service commencing from September 22, 2016, (B) should Mr. Ault provide the Company with a separation, waiver and release agreement  within 60 days of termination, then the Company shall: (i) pay his base salary until the last to occur (the “Separation Period”) of (1) the expiration of the remaining portion of the initial term or the then applicable renewal term, as the case may be, but in no event an amount greater than the Base Salary payable should either such period expire within two years, or (2) the 12-month period commencing on the date Mr. Ault is terminated, payable in one lump sum; (ii) provide during the Separation Period the same medical, dental, long-term disability and life insurance; and (iii) pay an amount equal to the product obtained by multiplying (x) the maximum annual bonus as Mr. Ault would have been otherwise entitled to receive by (y) the fraction in which the numerator is the number of calendar months worked including the entire month in which severance occurred and the denominator of which is 12; and (iv) all outstanding options and other equity awards shall immediately vest and become fully exercisable for a period of 24 months.  Finally, upon the occurrence of a change in control, Mr. Ault will be paid an amount equal to the greater of: (i) five times his then current Base Salary or (ii) the Separation Payment amount set forth above, without regard to whether Mr. Ault continues in the employ of the Company or its successor.

Employment Agreement with William B. Horne

On January 25, 2018, we entered into a five-year employment agreement with William Horne to serve as Chief Financial Officer and Executive Vice President of the Company and its subsidiaries.  For his services, Mr. Horne was be paid a base salary of $250,000 per annum. Upon signing of the employment agreement, Mr. Horne was entitled to a signing bonus in the amount of $25,000.  In addition, Mr. Horne shall be eligible to receive an annual cash bonus equal to a percentage of his annual base salary based on achievement of applicable performance goals determined by the Company’s compensation committee. Effective January 1, 2019, Mr. Horne’s salary was increased to $300,000 per annum.

Upon termination of Mr. Horne’s employment (other than upon the expiration of the employment), Mr. Horne shall be entitled to receive: (i) any earned but unpaid base salary through the termination date; (ii) all reasonable expenses paid or incurred; and (iii) any accrued but unused vacation time.

Further, unless Mr. Horne’s employment is terminated as a result of his death or disability or for cause or he terminates his employment without good reason, then upon the termination or non-renewal of Mr. Horne’s employment, the Company shall pay to Mr. Horne a “Separation Payment” as follows:  (A)  an amount equal to four weeks of base salary for each full year of service, (B) should Mr. Horne provide the Company with a separation, waiver and release agreement  within 60 days of termination, then the Company shall: (i) pay his base salary until the last to occur (the “Separation Period”) of (1) the expiration of the remaining portion of the initial term or the then applicable renewal term, as the case may be, or (2) the 12-month period commencing on the date Mr. Horne is terminated, payable in one lump sum; (ii) provide during the Separation Period the same medical, dental, long-term disability and life insurance; and (iii) pay an amount equal to the product obtained by multiplying (x) the maximum annual bonus as Mr. Horne would have been otherwise entitled to receive by (y) the fraction in which the numerator is the number of calendar months worked including the entire month in which severance occurred and the denominator of which is 12; and (iv) all outstanding options and other equity awards shall immediately vest and become fully exercisable for a period of 24 months.  Finally, upon the occurrence of a change in control, Mr. Horne will be paid an amount equal to four times his Separation Payment.

Employment Agreement with Henry Nisser

On April 12, 2019, the Company entered into a four-year employment agreement (the “Agreement”) with Henry Nisser to serve as General Counsel and Executive Vice President of the Company and its subsidiaries. The effective date of the Agreement is May 1, 2019. Pursuant to the Agreement, Mr. Nisser was paid a base salary of $200,000 per annum (the “Base Salary”). Effective October 1, 2020, Mr. Nisser’s salary was increased to $300,000 per annum.

Mr. Nisser’s bonuses, if any, and all stock based compensation shall be subject to “Company Clawback Rights” if during the period that Mr. Nisser is employed by the Company and upon the termination of Mr. Nisser’s employment and for a period of two years thereafter, there is a restatement of any of the Company’s financial results from which any bonuses and stock based compensation to Mr. Nisser shall have been determined.

Upon termination of Mr. Nisser’s employment (other than upon the expiration of the employment), Mr. Nisser shall be entitled to receive: (A) any earned but unpaid base salary through the termination date; (B) all reasonable expenses paid or incurred; and (C) any accrued but unused vacation time.

Further, unless Mr. Nisser’s employment is terminated as a result of his death or disability or for cause or he terminates his employment without good reason, then upon the termination or non-renewal of Mr. Nisser’s employment, the Company shall pay to Mr. Nisser a “Separation Payment” as follows: (a) an amount equal to four weeks of base salary for each full year of service, (b) commencing on the date that shall be one (1) year from the effective date, should Mr. Nisser provide the Company with a separation, waiver and release agreement within 30 days of termination, then the Company shall pay to Mr. Nisser the Base Salary (in effect immediately prior to the termination date) an amount equal to the lesser of what Mr. Nisser would have received if the employment period ended after (1) the expiration of the remaining portion of the initial term or the then applicable renewal term, as the case may be, or (2) the 18-month period commencing on the date Executive is terminated, payable in one lump sum; (ii) provide during the separation period the same medical, dental, long-term disability and life insurance; and (iii) pay an amount equal to the product obtained by multiplying (x) the maximum annual bonus as Mr. Nisser would have been otherwise entitled to receive by (y) the fraction in which the numerator is the number of calendar months worked including the entire month in which severance occurred and the denominator of which is 12; and (iv) all outstanding options and other equity awards shall immediately vest and become fully exercisable for a period of 24 months. Finally, upon the occurrence of a change in control, Mr. Nisser will be paid an amount equal to four times his Separation Payment.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing disclosure regarding the ratio of annual total compensation of Mr. Ault, our Executive Chairman, to that of our median employee. Our median employee earned $52,400 in total compensation for 2023. Based upon the total 2023 compensation reported for Mr. Ault of $742,440 as reported under “Total” in the Summary Compensation Table, our ratio of PEO to median employee pay was 12:1. Our median employee is employed in our Circle 8 subsidiary.

Our Chief Executive Officer and Principal Executive Officer, however, is not Mr. Ault but William B. Horne. In order to follow the intent of the SEC’s rules, which appear to presume that the CEO is the highest paid executive officer of an issuer, we chose to present the total annual compensation of Mr. Ault, who is paid marginally more than Mr. Horne.

While Mr. Ault’s salary exceeds Mr. Horne’s by $25,000 and $100,000 for both fiscal years ended December 31, 2023 and 2022, respectively, his annual total compensation exceeds Mr. Horne’s by no more than $252,578 and $10,895, respectively.

Calculation Methodology

To identify our median employee, we identified our total employee population worldwide as of December 31, 2023, excluding our Executive Chairman, in accordance with SEC rules. On December 31, 2023, 80% of our employee population was located in the U.S., with 20% in non-U.S. locations.

We collected full-year 2023 actual gross earnings data for the December 31, 2023 employee population, including cash-based compensation and equity-based compensation that was realized in 2023, relying on our internal payroll records. Compensation was annualized on a straight-line basis for non-temporary new hire employees who did not work with our company for the full calendar year.

Once we determined the median employee, we calculated total compensation for the median employee in the same manner in which we determine the compensation shown for our named executive officers in the Summary Compensation Table, in accordance with SEC rules.

Pay Versus Performance

Pay Versus Performance Table

The following table sets forth information concerning: (1) the compensation of our Executive Chairman, Mr. Ault (referred to in the table below as “EC”) and the average compensation for our other Named Executive Officers (“NEOs”), Mr. Horne (our PEO) and Mr. Nisser, both as reported in the Summary Compensation Table and with certain adjustments to reflect the “compensation actually paid” to such individuals, as defined under SEC rules, for each of the fiscal years ended December 31, 2021, 2022 and 2023 and (2) our cumulative total shareholder return (“TSR”), the cumulative TSR of our selected peer group (Bitfarms Limited, Cipher Mining, Inc., CleanSpark, Inc., Hive Digital Technologies Limited, Riot Platforms, Inc., Titan Machinery Inc., Alta Equipment Group Inc., B. Riley Financial, Inc.), net loss and revenue over such years, in each case determined in accordance with SEC rules:

Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)	Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)	Net Income ($)	Total Revenue ($)

2023	742,440	689,052	429,045	375,657	0.01	88.88	(232,401,000)	156,444,000

2022	2,173,059	1,120,398	1,705,208	652,547	3.64	62.62	(182,209,000)	117,637,000

2021	4,195,025	2,418,538	3,681,239	1,904,752	27.36	147.19	(23,269,000)	52,400,000

Compensation actually paid to our EC represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, adjusted as follows:

	2023		2022		2021
Name	EC ($)	Average of NEOs ($)	EC ($)	Average of NEOs ($)	EC ($)	Average of NEOs ($)

Summary compensation table total	742,440	429,045	2,173,059	1,705,208	4,195,025	3,681,239
Deduction for amounts reported under the stock awards column in the summary compensation table	-	-	-	-	2,933,440	2,933,440
Year end value of equity awards granted during year that remain unvested as of year-end	-	-	-	-	1,156,953	1,156,953
Year over year change in fair value of outstanding and unvested equity awards	-	-	(525,468)	(525,468)	-	-
Year over year change in fair value of equity awards granted in prior years and vested in the year	(53,388)	(53,388)	(527,193)	(527,193)	-	-
Compensation actually paid	689,052	375,657	1,120,398	652,547	2,418,538	1,904,752

Narrative Disclosure to Pay Versus Performance Table

Relationship between Financial Performance Measures

The line graphs below compare (i) the compensation actually paid to our EC and the average of the compensation actually paid to our remaining NEOs, with (ii) our cumulative TSR, (iii) our peer group TSR, (iv) our net loss, and (v) our revenue, in each case, for the fiscal years ended December 31, 2021, 2022 and 2023.

TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any, were reinvested. The term “PEO” as used in the tables below refers to the EC, not the PEO.

Policies on Ownership, Insider Trading, 10b5-1 Plans and Hedging

We do not have formal stock ownership guidelines for our employees or directors, because the Board is satisfied that stock and option holdings among our employees or directors are sufficient at this time to provide motivation and to align this group’s interests with those of our stockholders.

We have established an insider trading policy that provides guidelines to, and imposes restrictions on, officers, directors and employees with respect to transactions in the Company’s securities. The Company’s insider trading policy prohibits certain actions by such individuals relating to buying and selling Common Stock of the Company, and discourages certain other actions in other situations. Such individuals are authorized to enter into trading plans established according to Section 10b5-1 of the Exchange Act with an independent broker-dealer. Under these plans, the individual must not exercise any influence over the amount of the securities to be traded, the price at which they are to be traded or the date of the trade. The plan must either specify the amount, pricing and timing of transactions in advance or delegate discretion on these matters to an independent third party. Such plans provide a defense from insider trading liability.

We have not adopted any hedging policies.

Advisory Vote on Executive Compensation

At the annual meeting of stockholders on November 23, 2022, the stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers. An advisory vote on executive compensation is held every three years.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on outstanding equity awards as of December 31, 2023 to the named executive officers.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2023
OPTION AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Milton C. Ault, III	27	-	-	13,425.00	9/17/2030
	53	-	-	19,125.00	4/26/2031
William B. Horne	27	-	-	13,425.00	9/17/2030
	53	-	-	19,125.00	4/26/2031
Henry C. Nisser	27	-	-	13,425.00	9/17/2030
	53	-	-	19,125.00	4/26/2031

Director Compensation

The Company pays each independent director an annual base amount of $45,000 annually, other than Messrs. Smith and Ash, who each receive a base amount of $55,000 annually due to the additional services provided by Mr. Smith as a lead independent director and Mr. Ash as Audit Committee Chairman. Additionally, our Board makes recommendations for adjustments to an independent director’s compensation when the level of services provided is significantly above what was anticipated. In addition, independent directors are eligible, at the Board’s discretion, to receive a bonus.

The table below sets forth, for each non-employee director, the total amount of compensation related to his service during the year ended December 31, 2023:

	Fees earned or	Stock	Option	All other
Name	paid in cash ($)	awards ($)	awards ($)	compensation ($)	Total ($)
Robert O. Smith	55,000	—	—	—	55,000
Jeffrey A. Bentz	45,000	—	—	—	45,000
Mordechai Rosenberg	45,000	—	—	—	45,000
Howard Ash	55,000	—	—	—	55,000

Stock Incentive Plans

On December 28, 2018, the stockholders approved the 2018 Stock Incentive Plan (as amended on May 5, 2019), which amendment was approved by the stockholders on July 19, 2019, under which options to acquire up to 5,000 shares of Common Stock may be granted to the Company’s directors, officers, employees and consultants. The 2018 Stock Incentive Plan is in addition to the Company’s (ii) 2016 Stock Incentive Plan, under which options to acquire up to 1 share of Common Stock may be granted to the Company’s directors, officers, employees and consultants, (iv) 2021 Stock Incentive Plan, under which 1,000 stock options, restricted stock, stock appreciation rights, restricted stock units, and other stock-based compensation. be granted to the Company’s directors, officers, employees and consultants, (v) 2021 Employee Stock Purchase Plan, intended to assist our employees in acquiring share ownership up to an aggregate of 131 shares of Common Stock, and (vi) 2022 Stock Incentive Plan, under which 10,000 stock options, restricted stock, stock appreciation rights, restricted stock units, and other stock-based compensation. be granted to the Company’s directors, officers, employees and consultants (collectively the “Plans”).

The purpose of the Plans is to advance the interests of the Company by providing to key employees of the Company and its affiliates, who have substantial responsibility for the direction and management of the Company, as well as certain directors and consultants of the Company, additional incentives to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to provide a means to attract and retain persons of outstanding ability to the service of the Company.

As of December 31, 2023, options to purchase 779 shares of Common Stock were issued and outstanding, and 10,411 shares are available for future issuance under the Plans.

401(k) Plans

Ault Alliance, TurnOnGreen and Microphase have adopted tax-qualified employee savings and retirement plan, or 401(k) plans, which generally cover all of their full-time employees. Pursuant to the 401(k) plans, eligible employees may make voluntary contributions to the plan up to a maximum of pursuant to the current Internal Revenue Code limits. The Microphase 401(k) plan permits, but does not require, matching contributions by them on behalf of plan participants. The Ault Alliance and TurnOnGreen 401(k) plans include matching contributions at the rate of (1) $1.00 for each $1.00 contributed, up to 3% of the base salary and (2) $0.50 for each $1.00 contributed thereafter, up to 5% of the base salary and permits discretionary contributions. The 401(k) plans are intended to qualify under Sections 401(k) and 401(a) of the Internal Revenue Code of 1986, as amended. Contributions to such a qualified plan are deductible by the Company when made, and neither the contributions nor the income earned on those contributions is taxable to plan participants until withdrawn. All 401(k) plan contributions are credited to separate accounts maintained in trust.

Effective January 1, 2001, SMC adopted a voluntary 401(k) plan. All SMC employees with at least one year of service are eligible to participate in the 401(k) plan. SMC makes a matching contribution of 100% of salary deferral contributions up to 3% of pay, plus 50% of salary deferral contributions from 3% to 5% of pay for each payroll period.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as otherwise indicated below, the following table sets forth certain information regarding beneficial ownership of our Common Stock as of the Record Date by (1) each of our current directors; (2) each of the executive officers; (3) each person known to us to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock based upon Schedules 13G or 13D filed with the SEC; and (4) all of our directors and executive officers as a group. As of the Record Date, there were 30,065,339 shares of our Common Stock issued and outstanding.

Beneficial ownership is determined in accordance with the rules of the Commission and includes voting or investment power with respect to the securities. Common Stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the Record Date are deemed to be outstanding and to be beneficially owned by the person or group holding such options or warrants for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Unless otherwise indicated by footnote, to our knowledge, the persons named in the table have sole voting and sole investment power with respect to all Common Stock shown as beneficially owned by them, subject to applicable community property laws.

Name and address of beneficial owner	Number of shares beneficially owned		Approximate percent of class
Greater than 5% Beneficial Owners:
Ault & Company, Inc.	452,443	(2)	1.48%
Directors and Officers: (1)
Milton Ault, III	452,786	(3)	1.48%
William Horne	162	(4)	*
Henry Nisser	163	(5)	*
Ken Cragun	73	(6)	*
Robert Smith	45	(7)	*
Mordechai Rosenberg	48	(8)	*
Jeffrey A. Bentz	48	(8)	*
All directors and executive officers as a group (seven persons)	453,325		1.49%

* Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Ault Alliance, Inc., 11411 Southern Heights Pkwy, Suite 240, Las Vegas, NV 89141.
(2)	Represents (i) 229 shares of common stock owned and (ii) 452,214 shares of common stock issuable upon conversion of Series C Convertible Preferred Stock. While as of the Record Date, Ault & Company beneficially owned 1.48% of our common stock, Ault & Company owned additional shares of Series C Convertible Preferred Stock and warrants to purchase shares of common stock that cannot be converted and/or exercised in accordance with the rules and regulations of the NYSE American, LLC unless we first obtain stockholder approval. If stockholder approval was obtained and there were no restrictions on the conversion and/or exercise of the Series C Convertible Preferred Stock and warrants owned by Ault & Company as of the Record Date, then Ault & Company would beneficially own 83.6% of our common stock, consisting of (i) 229 shares of common stock owned, (ii) 138,665,658 shares of common stock issuable upon conversion of Series C Convertible Preferred Stock and 14,915,571 shares of Common Stock underlying warrants currently exercisable or exercisable within 60 days of the Record Date.
(3)	Represents (i) 452,443 shares of Common Stock held by Ault & Company, (ii) 262 shares of Common Stock and (ii) 81 shares of Common Stock underlying stock options currently exercisable or exercisable within 60 days of the Record Date. Mr. Ault is the Chief Executive Officer of Ault & Company.
(4)	Represents (i) 81 shares of Common Stock and (ii) 81 shares of Common Stock underlying stock options currently exercisable or exercisable within 60 days of the Record Date.
(5)	Represents (i) 82 shares of Common Stock and (ii) 81 shares of Common Stock underlying stock options currently exercisable or exercisable within 60 days of the Record Date.
(6)	Represents (i) 28 shares of Common Stock and (ii) 45 shares of Common Stock underlying stock options currently exercisable or exercisable within 60 days of the Record Date.
(7)	Represents (i) 18 shares of Common Stock and (ii) 27 shares of Common Stock underlying stock options currently exercisable or exercisable within 60 days of the Record Date.
(8)	Represents (i) 21 shares of Common Stock and (ii) 27 shares of Common Stock underlying stock options currently exercisable or exercisable within 60 days of the Record Date.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Audit Committee, or in certain instances, a special committee of our board of directors, monitors and reviews issues involving potential conflicts of interest and approves all transactions with related persons as defined in Item 404 of Regulation S-K under the securities laws. Examples of such transactions that must be approved by our Audit Committee or a special committee of our board of directors include, but are not limited to any transaction, arrangement, relationship (including any indebtedness) in which:

•	the aggregate amount involved is determined to by the Audit Committee to be material;

•	we are a participant; and

•	any of the following has or will have a direct or indirect interest in the transaction:

•	an executive officer, director, or nominee for election as a director;

•	a greater than five percent beneficial owner of our Common Stock; or

•	any immediate family member of the foregoing.

When reviewing transactions with a related person, the Audit Committee or any special committee of our board of directors formed for that purpose applies the standards for evaluating conflicts of interest outlined in our written Code of Business Conduct and Ethics.

The following information sets forth certain related transactions between us and certain of our stockholders or directors.

Ault & Company, Inc.

On February 25, 2021, A&C sold and issued an 8% Secured Promissory Note in the principal amount of $2,500,000 (the “2021 Note”) to us. The principal amount of the 2021 Note, plus any accrued and unpaid interest at a rate of 8% per annum, was originally due and payable on August 5, 2021 but the maturity date was subsequently extended to December 31, 2022.

On June 8, 2023, we, as borrower, entered into a loan agreement (the “Credit Agreement”) with A&C as lender. The Credit Agreement provides for an unsecured, non-revolving credit facility in an aggregate principal amount of up to $10,000,000. All loans under the Credit Agreement (collectively, the “Advances”) are due within five business days after request by A&C and A&C is not obligated to make any further Advances under the Credit Agreement after December 8, 2023. Advances under the Credit Agreement bear interest at the rate of 9.5% per annum and may be repaid at any time without penalty or premium. As of the Record Date, no Advances were outstanding.

On August 10, 2023 but effective August 3, 2023, we and A&C entered into an amended and restated assignment agreement pursuant to which we assigned, and Ault & Company assumed, two identical 10% Secured OID Notes, each in the principal face amount of $5,272,416 (the “Secured Notes”) issued to two accredited investors. As consideration for A&C assuming the Secured Notes from us, we issued a 10% demand promissory note in the principal face amount of $10,544,832 (the “First Demand Note”) to A&C.

Effective August 10, 2023, we and A&C entered into an assignment agreement pursuant to which we assigned, and A&C assumed, a 12% term note in the principal face amount of $1,100,000 (the “Assumed Note”) issued to an accredited investor, which Assumed Note was issued with an original issuance discount of $100,000. The Assumed Note accrues interest at the rate of 12% per annum and was due August 5, 2023. As consideration for A&C assuming the Assumed Note from us, we issued a 12% demand promissory note in the principal face amount of $1,145,238 (the “Second Demand Note”) to A&C.

On October 13, 2023, we entered into a Note Purchase Agreement (the “NPA”) with Ault & Company, pursuant to which we agreed to issue Ault & Company a 10% senior secured convertible promissory note (the “Convertible Note”) and warrants to purchase 1,907,440 shares of our Common Stock (the “Warrants”). The Convertible Note has a principal face amount of $17,519,832, accrues interest at the rate of 10% per annum and is due on the fifth anniversary of the date of issuance. The Convertible Note is secured by a first priority security interest in all of the assets of our company and certain subsidiaries, except that A&C’s security interest in certain collateral under the security agreement relating to the Convertible Note is subordinated to the security interest held by our outstanding senior lender. The purchase price for the Convertible Note and Warrants was $17,519,832, which was paid by A&C agreeing to (i) cancel $4,625,000 of prior Advances, the First Demand Note and the Second Demand Note and (ii) return to us for cancellation 125,000 shares of our Series B Convertible Preferred Stock. The closing of the NPA occurred on October 13, 2023.

The Convertible Note is convertible, subject to approval by the NYSE American and our stockholders, into shares of our Common Stock at a conversion price equal to the greater of (i) $0.10 per share, and (ii) the lesser of (A)$7.38, which represented 105% of the volume weighted average price of our Common Stock during the ten trading days immediately prior to the execution date of the NPA, or (B) 105% of the volume weighted average price of our Common Stock during the ten trading days immediately prior to the date of conversion (the “Note Conversion Price”).

The exercise price of the Warrants is $4.5925 (the “Exercise Price”). The Exercise Price is subject to adjustment in the event of customary stock splits, stock dividends, combinations or similar events. The Warrants have a five-year term, expiring on the fifth anniversary of the closing date of the NPA, and become exercisable on the first business day after the six-month anniversary of issuance. The exercise of the Warrants is subject to approval by the NYSE American and our stockholders.

On November 6, 2023 (the “Execution Date”), we entered into a Securities Purchase Agreement (the “SPA”) with A&C, pursuant to which the Company agreed to sell to A&C up to 50,000 shares of Series C convertible preferred stock (the “Series C Convertible Preferred Stock”), and warrants (the “Series C Warrants”) to purchase shares of Common Stock for a total purchase price of up to $50,000,000 (the “Preferred Transaction”).

Additionally, until the earlier of (i) four years from the initial closing date of the SPA (the “Initial Closing Date”), or (ii) the date when A&C holds fewer than 10,000 shares of Series C Preferred Stock, the Company will be prohibited from (A) entering into any financing, whether debt or equity, other than conventional loans from a commercial bank, at a price per share less than the Conversion Price (as defined below) or (B) entering into a variable rate financing transaction.

Further, for as long as A&C holds at least 10,000 shares of Series C Preferred Stock, A&C shall have a right to participate in any subsequent financing (a “Subsequent Financing”) allowing A&C to purchase such number of securities in the Subsequent Financing to allow A&C to maintain its percentage beneficial ownership of the Company that A&C held immediately prior to the Subsequent Financing.

In addition, the Company must establish a reserve account to be funded with no less than 12.5% of the gross proceeds received from the sale of the Series C Preferred Stock, which shall be maintained for a period of at least nine months from the Initial Closing Date.

On March 25, 2024 the Company entered into an amendment to the (i) SPA, (ii) the related Certificate of Designation of Preferences, Rights and Limitations of the Series C Preferred Stock and (iii) the Series C Warrants to provide for (A) an increase in the dollar amount of the Series C Preferred Stock that A&C may purchase from the Company from $50,000,000 to $75,000,000 and (B) extended the date of on which the final closing may occur to June 30, 2024, subject to A&C’s ability to further extended such date for ninety days.

Closings under the SPA may be made in tranches, with each such date being referred to as a “Closing Date.”

Description of the Series C Preferred Stock

Conversion Rights

Each share of Series C Preferred Stock has a stated value of $1,000.00 and is convertible into shares of Common Stock at a conversion price equal to the greater of (i) $0.10 per share (the “Floor Price”), and (ii) the lesser of (A) $0.35, or (B) 105% of the volume weighted average price of the Common Stock during the ten trading days immediately prior to the date of conversion (the “Conversion Price”). The Conversion Price is subject to adjustment in the event of an issuance of Common Stock at a price per share lower than the Conversion Price then in effect, as well as upon customary stock splits, stock dividends, combinations or similar events. The Floor Price will under no circumstances be adjusted for stock dividends, stock splits, stock combinations or similar transactions.

Voting Rights

The holders of the Series C Preferred Stock are entitled to vote with the Common Stock as a single class on an as-converted basis, subject to applicable law provisions of the Delaware General Company Law and the NYSE American (at times referred to as the “Exchange”), provided, however, that for purposes of complying with Exchange regulations, the conversion price, for purposes of determining the number of votes the holder of Series C Convertible Preferred Stock is entitled to cast, shall not be lower than $3.3825 (the “Voting Floor Price”), which represents the closing sale price of the Common Stock on the trading day immediately prior to the execution date. The Voting Floor Price shall be adjusted for stock dividends, stock splits, stock combinations and other similar transactions.

In addition, if the SPA is consummated, A&C will be entitled to elect such number of directors to the Board as shall be equal to a percentage determined by dividing (i) the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock then owned by A&C (the “Conversion Shares”), by (ii) the sum of the number of shares of Common Stock then outstanding plus the number of Conversion Shares.

The conversion of the Series C Preferred Stock is subject to approval by the NYSE American and our stockholders.

Description of the Series C Warrants

On each Closing Date, the Company will issue A&C the Series C Warrants, which grant A&C the right to purchase a specified number of Common Stock (the “Warrant Shares”). The exercise price of the Warrants is $0.35 (the “Exercise Price”) and the number of Warrant Shares is determined by dividing the actual investment amount by $3.3825, 110% of the closing market price on the trading day prior to execution of the SPA. The Exercise Price is subject to adjustment in the event of customary stock splits, stock dividends, combinations or similar events.

The Series C Warrants have a five-year term, expiring on the fifth anniversary of the Closing Date, and become exercisable on the first business day after the six-month anniversary of the Closing Date.

The exercise of the Warrants is also subject to approval by the NYSE American and our stockholders.

Milton C. Ault, III, our Executive Chairman, is also the Chief Executive Officer of Ault & Company. William B. Horne, our Chief Executive Officer and Vice Chairman, is also Chief Financial Officer of Ault & Company. Henry Nisser, our President, General Counsel and a member of our board of directors, is also the President, General Counsel and a director of Ault & Company.

RiskOn International, Inc.

On June 8, 2022, Ault Lending, a wholly owned subsidiary of ours, entered into a securities purchase agreement with RiskOn International, Inc. (“ROI”), formerly known as BitNile Metaverse, Inc., whereby Ault Lending agreed to purchase $12,000,000 of a new series of convertible preferred stock of ROI, which transaction closed on June 29, 2022. As part of the transaction we were issued 102,881 shares of ROI’s common stock and a warrant to purchase forty-nine percent (49%) of ROI’s common stock calculated on a fully diluted basis, subject to certain terms and conditions. Pursuant to a mutually agreed upon use of proceeds, ROI intends to deploy significant proceeds via its subsidiary White River Holdings Corp. (“White River”) towards an oil drilling program across its cumulative 30,000 acres of active mineral leases at both shallow, intermediate, and deep levels.

On July 11, 2022, we announced the formation of Ault Energy, LLC (“Ault Energy”), a wholly owned subsidiary of ours. Ault Energy will partner with White River Holdings Corp. (“White River”), a wholly owned subsidiary of ROI, on drilling projects across 30,000 acres in Texas, Louisiana and Mississippi. Ault Energy, as Ault Lending’s designee, has the right to purchase up to 25%, or such higher percentages at the discretion of White River, in various drilling projects of White River. In August 2022, Ault Energy committed to purchasing 40% of the first drilling project offered, at a cost to Ault Energy of approximately $1 million. In October 2022, Ault Energy committed to purchasing 37.5% of the second drilling project offered, at a cost to Ault Energy of approximately $1.6 million. In March 2023, Ault Energy committed to purchasing 20% of the third drilling project offered, at a cost to Ault Energy of approximately $1.0 million.

On February 8, 2023, we entered into a Share Exchange Agreement (the “Agreement”) with ROI and the other signatories thereto. The Agreement provided that, subject to the terms and conditions set forth therein, ROI would acquire all of the outstanding shares of capital stock of our then subsidiary, BitNile.com, Inc. (“BNC”), of which we owned approximately 86%, and the remaining 14% was owned by our minority shareholders (the “Minority Shareholders”), as well as RiskOn 360, Inc. (formerly Ault Iconic) and the securities of Earnity, Inc. beneficially owned by BNC (which represented approximately 19.9% of the outstanding equity securities of Earnity as of the date of the Agreement), in exchange for the following: (i) 8,637.5 shares of newly designated Series B Convertible Preferred Stock of ROI to be issued to our company (the “Series B Preferred”), and (ii) 1,362.5 shares of newly designated Series C Convertible Preferred Stock of ROI to be issued to the to the Minority Shareholders (the “Series C Preferred,” and together with the Series B Preferred, the “Preferred Stock”). The Series B Preferred and the Series C Preferred each have a stated value of $10,000 per share (the “Stated Value”), for a combined stated value of the Preferred Stock to be issued by ROI, of $100,000,000, and subject to adjustment, are convertible into an aggregate of 13,333,333 shares of common stock of ROI (the “ROI Common Stock”), which represented approximately 92.4% of the outstanding ROI Common Stock on a fully diluted basis as of the date of the Agreement. However, pending approval of the transaction by ROI’s shareholders, the Preferred Stock is subject to a 19.9% beneficial ownership limitation, including the Series A Convertible Preferred Stock that we acquired from ROI in June of 2022. While the Agreement provides that ROI will seek shareholder approval following the closing, ROI has been requested by Nasdaq not to seek such approval until further notice.

Pursuant to the Certificates of Designations of the Rights, Preferences and Limitations of the Series B Preferred and the Series C Preferred (collectively, the “Preferred Stock Certificates”), each share of Preferred Stock will be convertible into a number of shares of ROI Common Stock determined by dividing the Stated Value by $7.50 (the “Conversion Price”), or 13,333,333 shares of ROI Common Stock. The Conversion Price will be subject to certain adjustments, including potential downward adjustment if ROI closes a qualified financing resulting in at least $25,000,000 in gross proceeds at a price per share that is lower than the Conversion Price then in effect. The holders of Preferred Stock will be entitled to receive dividends at a rate of 5% of the Stated Value per annum from issuance until February 7, 2033 (the “Dividend Term”). During the first two years of the Dividend Term, dividends will be payable in additional shares of Preferred Stock rather than cash, and thereafter dividends will be payable in either additional shares of Preferred Stock or cash as each holder may elect. If ROI fails to make a dividend payment as required by the Preferred Stock Certificates, the dividend rate will be increased to 12% for as long as such default remains ongoing and uncured. Each share of Preferred Stock will also have an $11,000 liquidation preference in the event of a liquidation, change of control event, dissolution or winding up of ROI, and will rank senior to all other capital stock of ROI with respect thereto, except that the Series B Preferred and Series C Preferred shall rank pari passu. Each share of Series B Preferred was originally entitled to vote with the ROI Common Stock at a rate of 10 votes per share of Common Stock into which the Series B Preferred is convertible, but that provision was subsequently eliminated. More recently, in order to comply with Nasdaq’s rules, all voting rights of the Preferred Stock have been eliminated. Other than certain rights granted to the Company relating to amendments or waiver of various negative covenants, the terms, rights, preferences and limitations of the Preferred Stock Certificates are essentially identical. The Agreement closed on March 6, 2023.

On November 15, 2023, we purchased from ROI 603.44 shares of ROI Series D Preferred for a total purchase price of $15.1 million. The purchase price was paid by the cancellation of $15.1 million of cash advances made by us to ROI between January 1, 2023 and November 9, 2023. Each share of ROI Series D Preferred has a stated value of $25,000 per share and each share of ROI Series D Preferred is convertible into a number of shares of ROI’s common stock determined by dividing the stated value by $0.51, subject to adjustment in the event of an issuance of ROI common stock at a price per share lower than the conversion price, as well as upon customary stock splits, stock dividends, combinations or similar events. The ROI Series D Preferred holders are entitled to receive dividends at a rate of 10% per annum from issuance until November 14, 2033. In addition, for as long as at least 25% of the ROI Series D Preferred remain outstanding, ROI must obtain our consent with respect to certain corporate events, including reclassifications, fundamental transactions, stock redemptions or repurchases, increases in the number of directors, and declarations or payment of dividends, and further ROI is subject to certain negative covenants, including covenants against issuing additional shares of capital stock or derivative securities, incurring indebtedness, engaging in related party transactions, selling of properties having a value of over $50,000, altering the number of directors, and discontinuing the business of any subsidiary, subject to certain exceptions and limitations. However, pending approval of the transaction by ROI’s shareholders, the ROI Series D Preferred is subject to a 19.99% beneficial ownership limitation.

Milton C. Ault, III, our Executive Chairman, is also the Executive Chairman of ROI. Henry Nisser, our President, General Counsel and a member of our board of directors, is also the President, General Counsel and a director of ROI.

Alzamend

In November 2022, we entered into a marketing and brand development agreement with Alzamend, effective August 1, 2022, whereby we provided various marketing services over twelve months valued at $1.4 million. Alzamend had the right to pay the fee in cash or shares of its common stock with a value of $22.50 per share. On November 11, 2022, Alzamend elected to pay the fee in shares, and issued us 62,222 shares of its common stock.

On January 31, 2024, Ault Lending entered into the January 2024 SPA with Alzamend, pursuant to which Alzamend agreed to sell, in one or more closings, to Ault Lending up to 6,000 shares of ALZN Series B Preferred and ALZN Series B Warrants to purchase up to 6.0 million shares of Alzamend common stock for a total purchase price of up to $6.0 million. On January 31, 2024, Ault Lending purchased 1,220 shares of ALZN Series B Preferred and warrants to purchase 1.22 million shares for a total purchase price of $1.22 million. The purchase price was paid by the cancellation of $1.22 million of cash advances made by Ault Lending to Alzamend between November 9, 2023 and January 31, 2023. On March 26, 2024, pursuant to the January 2024 SPA, Ault Lending purchased 780 shares of ALZN Series B Preferred Stock and ALZN Series B Warrants to purchase 780,000 shares of Alzamend common, for a purchase price of $780,000.  As of April 15, 2024, Ault Lending has purchased an aggregate of 2,000 shares of ALZN Series B Preferred and ALZN Series B Warrants to purchase an aggregate of 2.0 million shares of Alzamend common stock, for an aggregate purchase price of $2.0 million.

Description of the ALZN Series B Preferred

The terms of the ALZN Series B Preferred are as set forth in the Amended and Restated Certificates of Designations of the Rights, Preferences and Limitations of the Series B Convertible Preferred Stock, as amended (the “Series B Certificate of Designation”). Each share of ALZN Series B Preferred has a stated value of $1,000 per share (the “ALZN Stated Value”). The ALZN Series B Preferred does not accrue dividends.

Conversion Rights

Each share of ALZN Series B Preferred is convertible into a number of shares of Alzamend common stock (“ALZN Conversion Shares”) determined by dividing the ALZN Stated Value by $1.00 (the “ALZN Conversion Price”). The ALZN Conversion Price is subject to adjustment in the event of an issuance of common stock at a price per share lower than the ALZN Conversion Price then in effect, as well as upon customary stock splits, stock dividends, combinations or similar events.

Voting Rights

The holders of the ALZN Series B Preferred are entitled to vote with the common stock as a single class on an as-converted basis, subject to applicable law provisions of the Delaware General Company Law and Nasdaq, provided however, that for purposes of complying with Nasdaq regulations, the conversion price, for purposes of determining the number of votes the holder of ALZN Series B Preferred is entitled to cast, shall not be lower than $0.873 (the “ALZN Voting Floor Price”). The ALZN Voting Floor Price shall be adjusted for stock dividends, stock splits, stock combinations and other similar transactions.

Liquidation Rights

In the event of liquidation, dissolution, or winding up of Alzamend, the holders of ALZN Series B Preferred have a preferential right to receive an amount equal to the ALZN Stated Value per share of ALZN Series B Preferred before any distribution to other classes of capital stock. If the assets are insufficient, the distribution will be prorated among the holders of ALZN Series B Preferred. The remaining assets, if any, will then be distributed pro rata to the holders of outstanding Alzamend common stock. Any transaction that constitutes a change of control transaction shall be deemed to be a liquidation under the Series B Certificate of Designation.

Description of the Series B Warrants

At each closing, Alzamend will issue Ault Lending Series B Warrants, which grant Ault Lending the right to purchase a specified number of Alzamend common stock (the “ALZN Warrant Shares”). The exercise price of the Series B Warrants is $1.20 (the “ALZN Exercise Price”) and the number of ALZN Warrant Shares is equal to the number of ALZN Conversion Shares issuable upon the ALZN Series B Preferred issued at that closing. The ALZN Exercise Price is subject to adjustment in the event of an issuance of common stock at a price per share lower than the ALZN Exercise Price then in effect, as well as upon customary stock splits, stock dividends, combinations or similar events.

The Series B Warrants become exercisable on the first business day after the six-month anniversary of issuance (the “ALZN Initial Exercise Date”) and have a five-year term, expiring on the fifth anniversary of the ALZN Initial Exercise Date.

Messrs. Ault, Horne and Nisser are each paid $50,000 annually by Alzamend.

Milton C. Ault, III, our Executive Chairman, is also the Vice Chairman of Alzamend. William B. Horne, our Chief Executive Officer and Vice Chairman, is also the Chairman of Alzamend. Henry Nisser, our President, General Counsel and a member of our board of directors, is also the Executive Vice President, General Counsel and a director of Alzamend.

 Avalanche International Corp.

On September 6, 2017, we entered into the AVLP Loan Agreement with an effective date of August 21, 2017, pursuant to which we provided Avalanche a non-revolving credit facility. The AVLP Loan Agreement has been increased to up to $20.0 million and extended to December 31, 2023. Until June of 2022, we held a convertible note issued to us by AVLP in the amount of $20.0 million (the “Prior AVLP Note”).

At December 31, 2021, we had provided Avalanche with $17.8 million and, in addition to the 12% convertible promissory notes, AVLP has issued warrants to us to purchase 35.6 million shares of AVLP common stock. Under the terms of the AVLP Loan Agreement, any notes issued by AVLP are secured by the assets of AVLP. As of December 31, 2021, we recorded contractual interest receivable attributed to the AVLP Loan Agreement of $2.0 million and a provision for loan losses of $2.0 million. The warrants issued in conjunction with the non-revolving credit facility entitles us to purchase up to 35.6 million shares of Avalanche common stock at an exercise price of $0.50 per share for a period of five years. The exercise price of $0.50 is subject to adjustment for customary stock splits, stock dividends, combinations or similar events. The warrants may be exercised for cash or on a cashless basis.

While Avalanche received funds from a third party in the amount of $2.75 million in early April of 2019 in consideration for its issuance of a convertible promissory note to such third party (the “Third Party Note”), $2.7 million was used to pay an outstanding receivable due us and no amount was used to repay the debt Avalanche owes us pursuant to the AVLP Loan Agreement. On October 12, 2021, Ault Alpha, an affiliate of ours, repaid the Third Party Note in full and also acquired a warrant to purchase 1.6 million shares of AVLP common stock. In consideration therefor, AVLP issued Ault Alpha a term note in the principal amount of $3.6 million, which term note had a maturity date of June 30, 2022.

On June 27, 2022, AVLP exchanged the term note it had issued to Ault Alpha for a 10% senior secured convertible note in the principal face amount of $3.8 million due June 15, 2024 (the “Ault Alpha Note”). The Ault Alpha Note is convertible, subject to adjustment, at $0.50 per share. AVLP also issued Ault Alpha a warrant to purchase an aggregate of 1,617,647 shares of Avalanche common stock at an exercise price of $0.50. Pursuant to a security agreement entered into by Avalanche and Ault Alpha, as amended by an intercreditor agreement entered into by and among the foregoing parties, our company and certain other persons, Ault Alpha has a second priority interest in AVLP’s assets securing the repayment of the Ault Alpha Note.

On July 11, 2022, AVLP issued us a 10% senior secured convertible note in the principal face amount of $3.0 million due July 10, 2024 (the “AVLP Note”). The AVLP Note is convertible, subject to adjustment, at $0.50 per share. AVLP also issued us warrants to purchase an aggregate of 41.0 million shares of Avalanche common stock at an exercise price of $0.50. Pursuant to a security agreement entered into by Avalanche and Ault Alpha, as amended by an intercreditor agreement entered into by and among the foregoing parties, our company and certain other persons, we have a first priority interest in AVLP’s assets securing the repayment of the AVLP Note.

On June 1, 2022, we converted the entire principal and accrued interest on the Prior AVLP Note into an aggregate of 51.9 million shares of common stock of Avalanche, representing approximately 90.2% of Avalanche’s issued and outstanding shares of common stock. There is currently no liquid market for the Avalanche common stock. Consequently, even if we were inclined to sell such shares of common stock on the open market, our ability to do so would be severely limited. Avalanche is not current in its filings with the Commission and is not required to register the shares of its common stock underlying the Prior AVLP Note or any other loan arrangement we have made with Avalanche described above.

Mr. Ault is paid $100,000 annually by AVLP, and each of Messrs. Horne and Nisser is paid $50,000 annually by AVLP.

Milton C. Ault, III and William Horne, our Executive Chairman and Chief Executive Officer, respectively, and two of our directors are directors of Avalanche. In addition, Philou Ventures, of which Ault & Company is the Manager, is the controlling stockholder of Avalanche. Mr. Ault is the Executive Chairman of Avalanche. Further, Henry Nisser, our President, General Counsel and one of our directors, is the Executive Vice President and General Counsel of Avalanche.

Ault Alpha

Ault Alpha is a former affiliate of our company, whereby Ault Lending was the largest limited partner and Ault & Company controlled the general partner and investment manager. See immediately above for its involvement with respect to the Third Party Note. In addition, Ault Alpha previously purchased an aggregate of 27,199 shares of our Common Stock and 101,362 Series D Preferred Shares, for aggregate purchase prices of $28.4 million and $2.3 million, respectively. In connection with the liquidation of Ault Alpha on December 28, 2023, those shares of Common Stock and Series D Preferred Shares were distributed to Ault Lending, who then returned the shares to our treasury.

PROPOSALS OF STOCKHOLDERS FOR THE 2025 ANNUAL MEETING

If you want to submit a proposal for inclusion in our proxy statement for the 2025 Annual Meeting of stockholders, you may do so by following the procedures in Rule 14a-8 under the Exchange Act. To be eligible for inclusion, stockholder proposals (other than nominees for directors) must be received at the Company’s principal executive office, at the following address 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141, Attention: Corporate Secretary, no later than January 23, 2025 (120 days before the anniversary of this year’s mailing date).

A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the stockholder proposing such business and of the beneficial owner, if any, on whose behalf the proposal is made, (iii) such information regarding each director nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U. S. Securities and Exchange Commission, or the SEC, had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board; (iv) if applicable, the consent of each nominee to be named in the proxy statement and to serve as director of the Company if so elected; (v) the class and number of shares of the Company that are owned beneficially and of record by the stockholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, and (vi) any material interest of such stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business.

Stockholder proposals intended to be presented at the 2025 Annual Meeting must be received by the Company no later than reasonable time in advance of the date of the 2025 Annual Meeting, which in the Company’s opinion would be no less than 120 days before that date (pursuant to Rule 14a-8 of the Exchange Act) to be eligible for inclusion in the Company’s proxy statement and form of proxy for next year’s meeting. The Company has yet to determine the date of its 2025 Annual Meeting. Proposals should be addressed to Ault Alliance, Inc., Attention: Corporate Secretary, 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at the 2025 Annual Meeting, the federal securities laws require stockholders to give advance notice of such proposals. The required notice must (pursuant to Rule 14a-4 of the Exchange Act), be given no less than a reasonable time in advance of the date of the 2025 Annual Meeting, which in the Company’s opinion would be no less than 45 days before that date. The Company has yet to determine the date of its 2025 Annual Meeting. Any such notice must be provided to Ault Alliance, Inc., Attention: Corporate Secretary, 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141. If a stockholder fails to provide timely notice of a proposal to be presented at the 2025 Annual Meeting, the chairman of the meeting will declare it out of order and disregard any such matter.

 OTHER BUSINESS

The Board knows of no business to be brought before the Meeting other than as set forth above. If other matters properly come before the stockholders at the Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,

/s/ Milton C. Ault, III
Milton C. Ault, III
Executive Chairman of the Board

May 8, 2024

ANNEX A

ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2023

A-1

ANNEX B

AULT ALLIANCE, INC.

2024 STOCK INCENTIVE PLAN

(effective June 28, 2024, subject to stockholder approval)

1	General

1.1       Purpose. The purposes of the Ault Alliance, Inc. 2024 Stock Incentive Plan (the “Plan”) is to promote the interests of Ault Alliance, Inc. (the “Company”) and the stockholders of the Company by providing (i) executive officers and other employees of the Company and its Subsidiaries (as defined below), (ii) certain advisors who perform services for the Company and its Subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the “Board”) with appropriate incentives and rewards to encourage them to enter into and continue in the employ and service of the Company and to acquire a proprietary interest in the long-term success of the Company, as well as to reward the performance of these individuals in fulfilling their personal responsibilities for long-range and annual achievements.

1.2       Effective Date and Term. The Plan will become effective upon the date it is approved by the stockholders of the Company (the “Effective Date”). Unless terminated earlier by the Committee, the Plan will expire on the tenth (10th) anniversary of the Effective Date.

1.3       Definitions. Capitalized terms in the Plan, unless defined elsewhere in the Plan, shall be defined as set forth below:

1934 Act. The term “1934 Act” shall mean the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder and any successor thereto.

Affiliated Company. The term “Affiliated Company” means any company, partnership, association, organization or other entity controlled by, controlling or under common control with the Company.

Award. The term “Award” means any award or benefit granted under the Plan, including, without limitation, Options, SARs, Restricted Stock, Restricted Stock Units and Other Stock-Based Awards.

Award Agreement. The term “Award Agreement” means a written or electronic Award grant agreement under the Plan.

Change of Control. The term “Change of Control” shall be deemed to occur if and when:

(i)	any person, including a “person” as such term is used in Sections 13(d) and 14(d) of the 1934 Act (a “Person”), is or becomes a beneficial owner (as such term is defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(ii)	individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iii)	all or substantially all of the assets of the Company are sold, transferred or distributed, or the Company is dissolved or liquidated; or

(iv)	a reorganization, merger, consolidation or other corporate transaction involving the Company (a “Transaction”) is consummated, in each case, with respect to which the stockholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own more than 50% of the combined voting power of the Company or other corporation resulting from such Transaction in substantially the same respective proportions as such stockholders’ ownership of the voting power of the Company immediately before such Transaction.

Notwithstanding the foregoing or any other provision of this Plan, the term Change of Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company. For the avoidance of doubt, solely with respect to any Award that constitutes “deferred compensation” subject to Section 409A of the Code and that is payable on account of a Change of Control (including any installments or stream of payments that are accelerated on account of a Change of Control), a Change of Control shall occur only if such event also constitutes a “change in the ownership,” “change in effective control,” and/or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined under Treasury Regulation §1.409A-3(i)(5), but only to the extent necessary to establish a time or form of payment that complies with Section 409A of the Code, without altering the definition of Change of Control for purposes of determining whether a Grantee's rights to such Award become vested or otherwise unconditional upon the Change in Control.

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Code. The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

Committee. The term “Committee” means the committee of the Board described in Section 2 hereof and any sub-committee established by such Committee pursuant to Section 2.4 hereof.

Covered Employee. The term “Covered Employee” means an Employee who is, or who is anticipated to become, between the time of grant and payment of the Award, a “covered employee,” as such term is defined in Section 162(m)(3) of the Code (or any successor section thereof).

Disability. The term “Disability” means “Disability” as defined in any Award Agreement to which the Grantee is a party.

Eligible Grantee. The term “Eligible Grantee” shall mean any Employee, Non-Employee Director or Key Advisor, as determined by the Committee in its sole discretion.

Employee. The term “Employee” means an active employee of the Company or a Subsidiary, but excluding any person who is classified by the Company or a Subsidiary as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agency or a court, or any employee who is not actively employed, as determined by the Committee. Any change of characterization of an individual by the Internal Revenue Service or any court or government agency shall have no effect upon the classification of an individual as an Employee for purposes of this Plan, unless the Committee determines otherwise.

Fair Market Value. For purposes of determining the “Fair Market Value” of a share of Stock as of any date, the “Fair Market Value” as of that date shall be, unless otherwise determined by the Committee, the closing sale price during regular trading hours of the Stock on the date on the principal securities market in which shares of Stock is then traded; or, if there were no trades on that date, the closing sale price during regular trading hours of the Stock on the first trading day prior to that date. If the Stock is not publicly traded at the time a determination of Fair Market Value is required to be made hereunder, the determination of such amount shall be made by the Committee in such manner as it deems appropriate.

Grantee. The term “Grantee” means an Employee, Non-Employee Director or Key Advisor of the Company or a Subsidiary who has been granted an Award under the Plan.

ISO. The term “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

Key Advisor. The term “Key Advisor” means a consultant or other key advisor who performs services for the Company or a Subsidiary.

Non-Employee Director. The term “Non-Employee Director” means a member of the Board who is not an Employee.

NQSO. The term “NQSO” means any Option that is not designated as an ISO, or which is designated by the Committee as an ISO but which subsequently fails or ceases to qualify as an ISO.

Option. The term “Option” means a right, granted to an Eligible Grantee under Section 4.2(i) hereof, to purchase shares of Stock. An Option may be either an ISO or an NQSO.

Other Stock-Based Award. The term “Other Stock-Based Award” means a right or other interest granted to an Eligible Grantee under Section 4.2(v) hereof that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, including but not limited to (i) unrestricted Stock awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan, and (ii) a right granted to an Eligible Grantee to acquire Stock from the Company containing terms and conditions prescribed by the Committee.

Performance Award. The term “Performance Award” means a grant made pursuant to Section 4.2(viii) hereof, the amount and settlement of which is contingent on the achievement of specific Performance Goals during a Performance Period, determined using a specific Performance Measure, all as specified in the related Award Agreement. Performance Awards may be granted in the form of Stock Options, SARs, Restricted Stock, Restricted Stock Units, and/or Other Stock-Based Awards.

B-2

Performance Goals. The term “Performance Goals” means performance goals based on the attainment on an absolute or relative basis by the Company or any Subsidiary of the Company or any Affiliated Company (or any division or business unit of any such entity), or any two or more of the foregoing, of performance goals pre-established by the Committee in its sole discretion, based on one or more of the following criteria (if applicable, any performance criteria that are financial metrics, may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP): (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, earnings, income before taxes and extraordinary items, net income, operating income, earnings before or after deduction for all or any portion of income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) earnings per share or the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders’ equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in, or specified increases in, the fair market value of the shares of the Company’s common stock; (x) the growth in the value of an investment in the Company’s common stock; (xi) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs; (xii) gross or net sales, revenue and growth of sales revenue (either before or after cost of goods, selling and general administrative expenses, research and development expenses and any other expenses or interest); (xiii) total stockholder return; (xiv) return on assets or net assets; (xv) return on sales; (xvi) operating profit or net operating profit; (xvii) operating margin; (xviii) gross or net profit margin; (xix) cost reductions or savings; (xx) productivity; (xxi) operating efficiency; (xxii) working capital; (xxiii) market share; (xxiv) customer satisfaction; and (xxv) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board. Any of the above Performance Goals may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. Subject to the limitations in Section 4.2 hereof, the Committee in its sole discretion may designate additional business criteria on which the Performance Goals may be based or adjust, or modify or amend the aforementioned business criteria. The relative weights of the criteria that comprise the Performance Goals shall be determined by the Committee in its sole discretion. In establishing the Performance Goals for a performance period, the Committee may establish different Performance Goals for individual Grantees or groups of Grantees. Subject to the limitations in Section 4.2(viii)(d) hereof, the Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or any Affiliated Company or the financial statements of the Company or any Subsidiary of the Company or any Affiliated Company, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles or practices, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, as applicable. Performance Goals may include a threshold level of performance below which no Award will be earned, a level of performance at which the target amount of an Award will be earned and a level of performance at which the maximum amount of the Award will be earned.

Performance Measure. The term “Performance Measure” means, with respect to a Performance Award, one or more of the criteria identified at Section 4.2(viii) hereof selected by the Committee for the purpose of establishing, and measuring attainment of, Performance Goals for a Performance Period in respect of such grant, as provided in the related Award Agreement. For purposes of clarity, the Committee may establish a Performance Measure on a regional or jurisdictional basis, Subsidiary by Subsidiary basis, product-line basis, consolidated Company basis, or any other manner that it determines appropriate in its sole discretion.

Performance Period. The term “Performance Period” means, with respect to a Performance Award, the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select during which the attainment of one or more Performance Goals will be measured.

Restricted Stock. The term “Restricted Stock” means an Award of shares of Stock to an Eligible Grantee under Section 4.2(iii) hereof that may be subject to certain restrictions and to a risk of forfeiture. Stock issued upon the exercise of Options or SARs is not “Restricted Stock” for purposes of the plan, even if subject to post-issuance transfer restrictions or forfeiture conditions. When Restricted Stock vests, it ceases to be “Restricted Stock” for purposes of the Plan.

Restricted Stock Unit. The term “Restricted Stock Unit” means a right granted to an Eligible Grantee under Section 4.2(iv) hereof to receive Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of specified performance or other criteria.

Retirement. The term “Retirement” means any termination of employment or service as an Employee, Non-Employee Director or Key Advisor as a result of retirement in good standing under the rules of the Company or a Subsidiary, as applicable, then in effect.

B-3

Rule 16b-3. The term “Rule 16b-3” means Rule 16b-3 under Section 16 of the 1934 Act, as from time to time in effect promulgated by the Securities and Exchange Commission, including any successor to such Rule.

Section 162(m) Grandfathered Award. The term “Section 162(m) Grandfathered Award” means an Award that is intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and that is eligible for transition relief from the changes to Section 162(m) provided under the Tax Cuts and Jobs Act.

Stock. The term “Stock” means shares of Class A common stock, par value $0.001 per share, of the Company.

Stock Appreciation Right or SAR. The term “Stock Appreciation Right” or “SAR” means the right, granted to an Eligible Grantee under Section 4.2(ii) hereof, to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right.

Subsidiary. The term “Subsidiary” means any present or future subsidiary corporation of the Company within the meaning of Section 424(f) of the Code, and any present or future business venture designated by the Committee in which the Company has a significant interest, including, without limitation, any subsidiary corporation in which the Company has at least a 50% ownership interest, as determined in the discretion of the Committee.

Substitute Award. The term “Substitute Award” means an Award granted or Stock issued by the Company in assumption of, or in substitution or exchange for, an award previously granted, or the right or obligation to make a future award, in all cases by a company acquired by the Company or any Subsidiary of the Company or with which the Company or a Subsidiary combines.

2	Administration

2.1       Committee. The authority to manage the operation of and administer the Plan shall be vested in a committee (the “Committee”) in accordance with this Section 2. The Committee shall be selected by the Board, and shall consist solely of two or more members of the Board who are non-employee directors within the meaning of Rule 16b-3 and, to the extent the administration of an Award relates to a Section 162(m) Grandfathered Award, are outside directors within the meaning of Section 162(m) of the Code. Unless otherwise determined by the Board, the Company’s Compensation Committee shall be designated as the “Committee” hereunder.

2.2       Powers of the Committee. The Committee’s administration of the Plan shall be subject to the following:

(i)	Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Grantees those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, and to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards;

(ii)	The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan;

(iii)	Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons; and

(iv)	In managing the operation of and administering the Plan, the Committee shall take action in a manner that conforms to the articles of incorporation and by-laws of the Company, and applicable state corporate law.

2.3       Prohibition against Repricing. Other than pursuant to Section 3.4 hereof, the Committee shall not, without the approval of the Company’s stockholders, (a) lower the option price per share of an Option or SAR after it is granted, (b) cancel an Option or SAR when the exercise price per Share exceeds the Fair Market Value of one share in exchange for cash or another Award (other than in connection with a Change in Control), or (c) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Company’s shares are then listed.

2.4       Delegation of Authority. To the extent not inconsistent with applicable law, the rules of any national securities exchange that may in the future apply to the Company, or other provisions of the Plan, the Committee may, at any time, allocate all or any portion of its responsibilities and powers to any one or more of its members or, with respect to Awards made to Employees other than executive officers, the Chief Executive Officer, including without limitation, the power to designate Grantees hereunder and determine the amount, timing and terms of Awards hereunder. Any such allocation or delegation may be revoked by the Committee at any time.

B-4

2.5       Indemnification. Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken in good faith or failure to act in good faith under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification or elimination of liability to which such persons may be entitled under the Company’s articles of incorporation or by-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

2.6       Minimum Vesting Requirement for Full-Value Awards. Notwithstanding anything to the contrary, Grantees of full-value Awards (i.e., Awards other than Options and SARs), will be required to continue to provide services to the Company (or an Affiliated Company) for not less than one-year following the date of grant in order for any such full-value Awards to fully or partially vest (other than in case of death, Disability or a Change of Control). Notwithstanding the foregoing, up to five percent (5%) of the available shares of Stock authorized for issuance under the Plan pursuant to Section 3.1 hereof may provide for vesting of full-value Awards, partially or in full, in less than one-year.

3	Available Shares of Stock under the Plan

3.1       Shares Available for Awards. Subject to the adjustments described in Section 3 herein, the maximum number of shares of Stock reserved for the grant of Awards under the Plan shall be 6,000,000. Any shares of Stock that are subject to Options or SARs or any type of Award shall be counted against this limit as one (1) share for every one (1) share granted.

3.2       Forfeited, Cancelled and Expired Awards. Awards granted under the Plan that are forfeited, expire or are canceled or settled without issuance of Stock shall not count against the maximum number of shares that may be issued under the Plan as set forth in Section 3.1 hereof and shall be available for future Awards under the Plan. Any Stock that again becomes available for Awards under the Plan pursuant to this Section 3.2 shall be added as one (1) share for every one (1) share subject to Options, SARs or any other type of Award granted under the Plan.

3.3       Prohibition on Share Recycling. Notwithstanding anything to the contrary, any and all Stock that is (i) withheld or tendered in payment of an Option exercise price; (ii) withheld by the Company or tendered by the Grantee to satisfy any tax withholding obligation with respect to any Award; (iii) covered by a SAR (to the extent that it is settled in Stock, without regard to the number of shares of Stock that are actually issued to the Grantee upon exercise); (iv) reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options, shall not be added to the maximum number of shares of Stock that may be issued under the Plan as set forth in Section 3.1 hereof.

3.4       Adjustments. In the event of any change in the Company’s capital structure, including but not limited to a change in the number of shares of Stock outstanding, on account of (i) any stock dividend, stock split, reverse stock split or any similar equity restructuring, or (ii) any combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, or divesture or any other similar event affecting the Company’s capital structure, to reflect such change in the Company’s capital structure, the Committee shall make appropriate equitable adjustments to (a) the maximum number of shares of Stock that may be issued under the Plan as set forth in Section 3.1 hereof, (b) the number of shares of Stock issuable upon outstanding Awards, and (c) any individual Award limitations or restrictions, as applicable. In the event of any extraordinary dividend, divestiture or other distribution (other than ordinary cash dividends) of assets to stockholders, or any transaction or event described above, to the extent necessary to prevent the enlargement or diminution of the rights of Grantees, the Committee shall make appropriate equitable adjustments to the number or kind of shares subject to an outstanding Award, the exercise price applicable to an outstanding Award, and/or a Performance Goals. Any adjustments under this Section 3.4 shall be consistent with Section 409A or Section 424 of the Code, to the extent applicable, and made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 or qualification under Section 162(m) of the Code, to the extent each may be applicable. The Company shall give each Grantee notice of an adjustment to an Award hereunder and, upon notice, such adjustment shall be final, binding and conclusive for all purposes. Notwithstanding the foregoing, the Committee shall decline to adjust any Award made to a Grantee if such adjustment would violate applicable law.

3.5       Fractional Shares. The Company shall not be obligated to issue any fractional shares of Stock in settlement of Awards granted under the Plan. Except as otherwise provided in an Award Agreement or determined by the Committee, (i) the total number of shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded down to the nearest whole share, and (ii) no fractional shares shall be issued.  The Committee may, in its discretion, determine that a fractional share shall be settled in cash.

B-5

3.6       Substitute Awards; Plans of Acquired Companies. Substitute Awards shall not count against the maximum number of shares that may be issued under the Plan as set forth in Section 3.1 hereof. In addition, shares of Stock issued in connection with awards that are assumed, converted or substituted as a result of the acquisition of another company by the Company or any Subsidiary of the Company (including by way of merger, combination or similar transaction) will not count against the number of shares of Stock that may be issued under the Plan. Available shares under a stockholder-approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the maximum number of shares available for grant under the Plan, subject to applicable stock exchange requirements.

4	Awards

4.1       General. The term of each Award shall be for such period as may be determined by the Committee, subject to the limitations set forth below. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or any Subsidiary of the Company upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property. In addition to the foregoing, the Committee may impose on any Award or the exercise thereof, at the date of grant, such additional terms and conditions not inconsistent with the provisions of the Plan, including, but not limited to forfeiture and clawback provisions, as the Committee shall determine; provided, however, that any such terms and conditions shall not be inconsistent with Section 409A of the Code.

4.2       Types of Awards. The Committee is authorized to grant the Awards described in this Section 4.2, under such terms and conditions as deemed by the Committee to be consistent with the purposes of the Plan. Such Awards may be granted with value and payment contingent upon Performance Goals. Each Award shall be evidenced by an Award Agreement containing such terms and conditions applicable to such Award as the Committee shall determine.

(i)	Options. The Committee is authorized to grant Options to Grantees on the following terms and conditions:

a.	Type of Award. The Award Agreement evidencing an Option shall designate the Option as either an ISO or an NQSO, as determined in the discretion of the Committee. At the time of the grant of Options, the Committee may place restrictions on the exercisability or vesting of Options that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

b.	Exercise Price. The exercise price of each Option granted under this Section 4.2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted; provided, however, that the exercise price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant of the Award. Notwithstanding the foregoing, the exercise price of any Substitute Awards may be issued at any such price as the Committee determines necessary in order to preserve for such newly Eligible Grantee the economic value of all or a portion of such acquired entity award. No dividends or dividend equivalents will be paid on shares of Stock subject to an Option.

c.	Exercise. Upon satisfaction of the applicable conditions relating to vesting and exercisability, as determined by the Committee and set forth in the Award Agreement, and upon provision for the payment in full of the exercise price and applicable taxes due, the Grantee shall be entitled to exercise the Option and receive the number of shares of Stock issuable in connection with the Option exercise provided, however, that no Option may be exercised more than ten years after its grant date. Except as set forth in Section 4.3 hereof, no NQSO granted hereunder may be exercised after the earlier of (A) the expiration of the NQSO or (B) unless otherwise provided by the Committee in an Award Agreement, ninety days after the severance of an NQSO holder’s employment or service with the Company or any Subsidiary. The shares issued in connection with the Option exercise may be subject to such conditions and restrictions as the Committee may determine, from time to time. An Option may be exercised by any method as may be permitted by the Committee from time to time, including but not limited to any “net exercise” or other “cashless” exercise method.

d.	Restrictions Relating to ISOs. In addition to being subject to the terms and conditions of this Section 4.2(i), ISOs shall comply with all other requirements under Section 422 of the Code. Accordingly, ISOs may be granted only to Eligible Grantees who are employees (as described in Treasury Regulation Section 1.421-7(h)) of the Company or of any “Parent Corporation” (as defined in Section 424(e) of the Code) or of any “Subsidiary Corporation” (as defined in Section 424(f) of the Code) on the date of grant. The aggregate Fair Market Value (determined as of the time the ISO is granted) of the Stock with respect to which ISOs (under all option plans of the Company and of any Parent Corporation and of any Subsidiary Corporation) are exercisable for the first time by an Eligible Grantee during any calendar year shall not exceed $100,000. ISOs shall not be transferable by the Eligible Grantee otherwise than by will or the laws of descent and distribution and shall be exercisable, during the Eligible Grantee's lifetime, only by such Eligible Grantee. The Committee shall not grant ISOs to any Employee who, at the time the ISO is granted, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting stock of the Company or of any Parent Corporation or of any Subsidiary Corporation, unless the exercise price of the ISO is fixed at not less than one hundred and ten percent (110%) of the Fair Market Value of a share of Common Stock on the date of grant and the exercise of such ISO is prohibited by its terms after the fifth (5th) anniversary of the ISO's date of grant. In addition, no ISO shall be issued to an Eligible Grantee in tandem with an NQSO issued to such Eligible Grantee in accordance with Treasury Regulation Section 14a.422A-1, Q/A-39.

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(ii)	SARs. The Committee is authorized to grant SARs to Grantees on the following terms and conditions:

a.	In General. SARs may be granted independently or in tandem with an Option at the time of grant of the related Option. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Payment of an SAR may be made in cash, Stock, or a combination of the foregoing, as specified in the Award Agreement or determined in the sole discretion of the Committee. At the time of the grant of SARs, the Committee may place restrictions on the exercisability or vesting of SARs that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

b.	Term and Exercisability of SARs. SARs shall be exercisable over the exercise period at such times and upon such conditions as the Committee may determine, as reflected in the Award Agreement; provided, however, that no SAR may be exercised more than ten years after its grant date. Except as set forth in Section 4.3 hereof, no SAR granted hereunder may be exercised after the earlier of (A) the expiration of the SAR or (B) unless otherwise provided by the Committee in an Award Agreement, ninety days after the severance of an SAR holder’s employment or service with the Company or any Subsidiary.

c.	Payment. An SAR shall confer on the Grantee a right to receive an amount with respect to each share of Stock subject thereto, upon exercise thereof, equal to the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Committee may determine but in no event shall be less than the Fair Market Value of a share of Stock on the date of grant of such SAR). An SAR may be exercised by giving written notice of such exercise to the Committee or its designated agent. No dividends or dividend equivalents will be paid on shares of Stock subject to an SAR.

(iii)	Restricted Stock. The Committee is authorized to grant Restricted Stock to Grantees on the following terms and conditions:

a.	Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. The Committee may place restrictions on Restricted Stock that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Grantee granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

b.	Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Grantee, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may retain physical possession of the certificate.

c.	Dividends. Except to the extent restricted under the applicable Award Agreement, cash dividends paid on Restricted Stock shall be paid at the dividend payment date subject to no restriction. Unless otherwise determined by the Committee, Stock distributed in connection with a stock split or stock dividend shall be subject to the transfer restrictions, forfeiture risks and vesting conditions to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed. Notwithstanding the foregoing, the Committee may not provide for the current payment of dividends for Restricted Stock subject to Performance Goals; for such Awards, dividends may accrue but shall not be payable unless and until the Award vests upon satisfaction of the applicable Performance Goals and all other applicable conditions to vesting.

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(iv)	Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Grantees, subject to the following terms and conditions:

a.	Conditions to Vesting. At the time of the grant of Restricted Stock Units, the Committee may place restrictions on Restricted Stock Units that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

b.	Benefit upon Vesting. Unless otherwise provided in an Award Agreement, upon the vesting of a Restricted Stock Unit, there shall be delivered to the Grantee, within 30 days of the date on which such Award (or any portion thereof) vests, the number of shares of Stock equal to the number of Restricted Stock Units becoming so vested.

c.	Dividend Equivalents. To the extent provided in an Award Agreement, subject to the requirements of Section 409A of the Code, an Award of Restricted Stock Units may provide the Grantee with the right to receive dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Grantee, and may be settled in cash or Stock, as determined by the Committee. Any such settlements and any such crediting of dividend equivalents may, at the time of grant of the Restricted Stock Unit, be made subject to the transfer restrictions, forfeiture risks, vesting and conditions of the Restricted Stock Units and subject to such other conditions, restrictions and contingencies as the Committee shall establish at the time of grant of the Restricted Stock Unit, including the reinvestment of such credited amounts in Stock equivalents, provided that all such conditions, restrictions and contingencies shall comply with the requirements of Section 409A of the Code. Notwithstanding the foregoing in this Section 4.2(iv)(c), dividend equivalents may accrue on unearned Restricted Stock Units subject to Performance Goals but shall not be payable unless and until the applicable Performance Goals are met and certified.

(v)	Other Stock-Based Awards. The Committee is authorized to grant Awards to Grantees in the form of Other Stock-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. At the time of the grant of Other Stock-Based Awards, the Committee may place restrictions on the payout or vesting of Other Stock-Based Awards that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year. The Committee shall determine the terms and conditions of such Awards on the date of grant. Other Stock-Based Awards may not be granted with the right to receive dividend equivalent payments.

(vi)	Settlement of Options and SARs. Shares of Stock delivered pursuant to the exercise of an Option or SAR shall be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable Award Agreement. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee and set forth in the Award Agreement. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option or an SAR as the Committee determines to be desirable.

(vii)	Vesting; Additional Terms. Subject to Section 2.6, and except as provided in Section 4.3, hereof, other than Options, SARs, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards conditioned upon the attainment of Performance Goals that relate to performance periods of at least one fiscal year, Options, SARs, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards granted hereunder shall vest as determined by the Committee and set forth in the Award Agreement. The term of any Award granted under the Plan will not exceed ten years from the date of grant.

(viii)	Qualified Performance-Based Compensation.

a.	The Committee may determine that Restricted Stock, Restricted Stock Units or Other Stock-Based Awards granted to a Covered Employee shall be considered “performance-based compensation,” or Performance Awards, in which case the provisions of this Section 4.2(viii) shall apply. To the extent required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Committee’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than qualifying Options and qualifying SARs) shall terminate upon the first meeting of the Company’s stockholders that occurs in the fifth year following the year in which the Company’s stockholders first approve this Plan.

b.	When Performance Awards are made under this Section 4.2(viii), the Committee shall establish in writing (i) the objective Performance Goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the Performance Goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the requirements of Section 162(m) of the Code. The Performance Goals shall satisfy the Committee’s requirements for “performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the Performance Goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the Performance Goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable, but may reduce the amount of compensation that is payable, pursuant to Performance Awards identified by the Committee as “performance-based compensation.”

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c.	At the time each a Performance Award is granted, the Committee shall establish in writing the Performance Period, the Performance Measure and the Performance Goals in respect of such Performance Awards.

d.	The Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or any Affiliated Company or the financial statements of the Company or any Subsidiary of the Company or any Affiliated Company, for the following items: (1) asset write-downs; (2) litigation or claim judgments or settlements; (3) the effect of changes in tax laws, accounting principles, regulations, or other laws or regulations affecting reported results; (4) any reorganization and restructuring programs, including discontinued operations; (5) acquisitions or divestitures; (6) unusual nonrecurring or extraordinary items identified in the Company’s audited financial statements, including footnotes; (7) any reorganization or change in the corporate or capital structures of the Company; (8) foreign exchange gains and losses; (9) business interruption events; (10) annual incentive payments or other bonuses; or (11) capital charges, provided such adjustment is appropriate and consistent with the requirements established by the Committee to which the Performance Goal relates. In addition, the Committee may specify that certain equitable adjustments to the Performance Goals will be made during the applicable Performance Period, provided such specification is appropriate and consistent with the requirements established by the Committee pursuant to Section 4.2(viii)(c) hereof.

e.	The Committee may provide in the Award Agreement that Awards under this Section 4.2(viii) shall be payable, in whole or in part, in the event of the Grantee’s death or Disability, or under other circumstances consistent with the Treasury regulations and rulings under Section 162(m) of the Code.

(ix)	Automatic Extended Exercisability in Certain Cases. Notwithstanding the foregoing provisions of this Section, if the date an Award would otherwise terminate is a date that the Grantee is prohibited from exercising the Award under the Company’s insider trading policy or such other conditions under applicable securities laws as the Committee shall specify, the term of the Award shall be extended to the second business day after the Grantee is no longer so prohibited from exercising the Award, but in no event shall the Award be extended beyond the original stated term of the Award.

4.3       Change of Control of the Company.

(i)	The Committee may, at the time an Award is made or at any time prior to, coincident with or after the time of a Change of Control:

a.	provide for the cancellation of any Awards then outstanding if the surviving entity or acquiring entity (or the surviving or acquiring entity’s parent company) in the Change of Control replaces the Awards with new rights of substantially equivalent value, as determined by the Committee. For an Award to be validly assumed by a successor for purpose of this Section 4.3(i)(a), it must (x) provide such Grantee with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedules; (y) have substantially equivalent value to such Award (determined at the time of the Change in Control); and (z) be based on stock that is traded on an established U.S. securities market or an established securities market outside the United Stated upon which the Grantees could readily trade the stock without administrative burdens or complexities. In the event of any ambiguity or discrepancy, the determination of the Committee shall be final and binding;

b.	provide that upon an involuntary termination of a Grantee’s employment as a result of a Change of Control, any time periods shall accelerate, and any other conditions relating to the vesting, exercise, payment or distribution of an Award shall be waived; or

c.	provide that Awards shall be purchased for an amount of cash equal to the amount that could have been obtained for the shares covered by a Restricted Stock Award if it had been vested and or by an Option or SAR if it had been exercised at the time of the Change of Control, provided however that Awards outstanding as of the date of the Change in Control may be cancelled and terminated without payment if the consideration payable with respect to one share of Stock in connection with the Change in Control is less than the exercise price or grant price applicable to such Award, as applicable.

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(ii)	Notwithstanding any other provisions of the Plan or an Award Agreement to the contrary, the vesting, payment, purchase or distribution of an Award may not be accelerated by reason of a Change of Control for any Grantee unless the Grantee’s employment is involuntarily terminated as a result of the Change of Control as provided in the Award Agreement or in any other written agreement, including an employment agreement, between us and the Grantee.

4.4       Limitation on Award Grants to Non-Employee Directors. The maximum number of shares of Stock subject to Awards granted during a single fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year, shall not exceed $350,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); provided, that the Board may make exceptions to this limit for individual non-employee directors in extraordinary circumstances as the Board may determine in its sole discretion, so long as (x) the aggregate limit does not exceed $500,000 in total value during a fiscal year and (y) the non-employee director receiving such additional compensation does not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee directors.

5	Operation

5.1       Duration. Grants may be made under the Plan through June 27, 2034. In the event of Plan termination while Awards remain outstanding, the Plan shall remain in effect as long as any Awards under it are outstanding, although no further grants may be made following Plan termination.

5.2       Uncertificated Stock. Nothing contained in the Plan shall prohibit the issuance of Stock on an uncertificated basis, to the extent allowed by the Company’s Articles of Incorporation and Bylaws, by applicable law and by the applicable rules of any stock exchange.

5.3       Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Grantee, through the surrender of shares of Stock which the Grantee already owns, through withholding from other compensation payable to the Grantee or through the surrender of unrestricted shares of Stock to which the Grantee is otherwise entitled under the Plan, but only to the extent of the minimum amount required to be withheld under applicable law (or, if permitted by the Company, such other withholding rate as will not cause adverse accounting consequences and is permitted under applicable IRS withholding rules).

5.4       Use of Shares. Subject to the limitations on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

5.5       Non-transferability. Awards granted under the Plan, and during any period of restriction on transferability, shares of Common Stock issued in connection with the exercise of an Option or a SAR, or vesting of a Restricted Stock Award may not be sold, pledged, hypothecated, assigned, margined or otherwise transferred by a Grantee in any manner other than by will or the laws of descent and distribution, unless and until the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed or have been waived by the Committee. No Award or interest or right therein shall be subject to the debts, contracts or engagements of a Grantee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, lien, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy and divorce), and any attempted disposition thereof shall be null and void, of no effect, and not binding on the Company in any way. Notwithstanding the foregoing, the Committee may permit Options and/or shares issued in connection with an Option or a SAR exercise that are subject to restrictions on transferability, to be transferred one time and without payment or consideration to a member of a Grantee’s immediate family or to a trust or similar vehicle for the benefit of a Grantee’s immediate family members. During the lifetime of a Grantee, all rights with respect to Awards shall be exercisable only by such Grantee or, if applicable pursuant to the preceding sentence, a permitted transferee.

5.6       Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Grantee or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

5.7       Agreement with Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Grantee shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Grantee, and the Committee may, but need not, require that the Grantee shall sign a copy of such document. Such document is referred to in the Plan as an “Award Agreement” regardless of whether any Grantee signature is required.

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5.8       Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

5.9       Limitation of Implied Rights.

(i)	The Plan shall at all times be unfunded and neither a Grantee nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Grantee or any other person. A Grantee shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(ii)	The Plan does not constitute a contract of employment or service, and selection as a Grantee will not give any participating Employee, Non-Employee Director or Key Advisor the right to be retained in the employ or service of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan or the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

5.10       Section 409A. It is intended that all Options and SARs granted under the Plan shall be exempt from the provisions of Section 409A of the Code and that all other Awards under the Plan, to the extent that they constitute “non-qualified deferred compensation” within the meaning of Section 409A of the Code, will comply with Section 409A of the Code (and any regulations and guidelines issued thereunder). The Plan and any Award Agreements issued hereunder may be amended in any respect deemed by the Board or the Committee to be necessary in order to preserve compliance with Section 409A of the Code. Notwithstanding anything in this Plan to the contrary, if required by Section 409A of the Code, if a Grantee is considered a “specified employee” for purposes of Section 409A of the Code and if payment of any Award under this Plan is required to be delayed for a period of six months after “separation from service” within the meaning of Section 409A of the Code, payment of such Award shall be delayed as required by Section 409A of the Code, and the accumulated amounts with respect to such Award shall be paid in a lump sum payment within ten days after the end of the six month period. If the Grantee dies during the postponement period prior to the payment of benefits, the amounts withheld on account of Section 409A of the Code shall be paid to the Grantee’s beneficiary within sixty (60) days after the date of the Grantee’s death. For purposes of Section 409A of the Code, each payment under the Plan shall be treated as a separate payment. In no event shall a Grantee, directly or indirectly, designate the calendar year of payment. To the extent that any provision of the Plan would cause a conflict with the requirements of section 409A of the Code, or would cause the administration of the Plan to fail to satisfy the requirements of Section 409A of the Code, such provision shall be deemed null and void to the extent permitted by applicable law. Notwithstanding anything in the Plan or any Award Agreement to the contrary, each Grantee shall be solely responsible for the tax consequences of Awards under the Plan, and in no event shall the Company have any responsibility or liability if an Award does not meet any applicable requirements of Section 409A of the Code. Although the Company intends to administer the Plan to prevent taxation under Section 409A of the Code, the Company does not represent or warrant that the Plan or any Award complies with any provision of federal, state, local or other tax law.

5.11       Regulations and Other Approvals.

(i)	The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(ii)	Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

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(iii)	In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, or regulations thereunder, and applicable state securities laws, and the Committee may require a Grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Grantee is acquired for investment only and not with a view to distribution.

(iv)	With respect to persons subject to Section 16 of the 1934 Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3.

(v)	All Awards under the Plan will be subject to any compensation, clawback and recoupment policies that may be applicable to the employees of the Company, as in effect from time to time and as approved by the Board or Committee, whether or not approved before or after the Effective Date. Subject to the requirements of applicable law, any such compensation, clawback and recoupment policies shall apply to Awards made after the effective date of the policy.

5.12       Non-Employee Director Award Deferrals. The Committee may permit a Non-Employee Director to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Non-Employee Director in connection with any Restricted Stock, Restricted Stock Units or Other Stock-Based Awards. If any such deferral election is permitted, the Committee shall establish rules and procedures for such deferrals and may provide for interest or other earnings to be paid on such deferrals, which rules and procedures shall be consistent with applicable requirements of Section 409A of the Code. Unless otherwise specified in a Non-Employee Director’s valid election, any deferred amount will be deferred until the earliest to occur of the Non-Employee Director’s death, separation from service, or Change of Control; provided that any such deferral election is made by the Non-Employee Director on or prior to December 31 of the calendar year preceding the calendar year in which any such amounts are earned, or, if such Non-Employee Director is newly eligible for purposes of Section 409A of the Code, then within 30 days following the date he or she is first eligible, and then only with respect to amounts earned after the date of the election.

6	Amendment and Termination

The Plan may be terminated or amended by the Board at any time, except that the following actions may not be taken without stockholder approval:

(i)	any increase in the number of shares that may be issued under the Plan (except by certain adjustments provided for under the Plan);

(ii)	any change in the class of persons eligible to receive ISOs under the Plan;

(iii)	any change in the requirements of Sections 4.2(i)(b) and 4.2(ii)(c) hereof regarding the exercise price of Options and the grant price of SARs;

(iv)	any repricing or cancellation and regrant of any Option or, if applicable, other Award at a lower exercise, base or purchase price, as set forth in Section 2.3 hereof; or

(v)	any other amendment to the Plan that would require approval of the Company’s stockholders under applicable law, regulation or rule or stock exchange listing requirement.

Notwithstanding any of the foregoing, adjustments pursuant to Section 3 hereof shall not be subject to the foregoing limitations of this Section 6.

7	Governing Law

The Plan and all Award Agreements entered into under the Plan shall be construed in accordance with and governed by the laws of the State of New York, except that any principles or provisions of New York law that would apply the law of another jurisdiction (other than applicable provisions of U.S. Federal law) shall be disregarded. Notwithstanding the foregoing, matters with respect to indemnification, delegation of authority under the Plan, and the legality of shares of Stock issued under the Plan, shall be governed by the Delaware General Corporation Law.

8	Severability

If any of the provision of this Plan is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided that, if any such provision is finally held to be invalid, illegal or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed modified to the minimum extent necessary in order to make such provision enforceable.

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9	Clawback and Non-compete

Notwithstanding any other provisions of this Plan, any Award which is subject to recovery under any law, government regulation, stock exchange listing requirement, or Company policy, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement, or any policy adopted by the Company whether pursuant to any such law, government regulation or stock exchange listing requirement or otherwise. In addition and notwithstanding any other provisions of this Plan, any Award shall be subject to such noncompete provisions under the terms of the Agreement or any other agreement or policy adopted by the Company, including, without limitation, any such terms providing for immediate termination and forfeiture of an Award if and when a Participant becomes an employee, agent or principal of a competitor without the express written consent of the Company.

* * * * *

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ANNEX C

AULT ALLIANCE, INC.

VOTE

Your vote matters – here's how to vote!

Online
Go to **www.envisionreports.com/AULT** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

A Proposals — The Board of Directors unanimously recommends a vote FOR Proposals 1, 2, 3, 4, 5, 6 and 7.

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Milton C. Ault, III	☐	☐	☐	02 - William B. Horne	☐	☐	☐	03 - Henry Nisser	☐	☐	☐
04 - Robert O. Smith	☐	☐	☐	05 - Jeffrey A. Bentz	☐	☐	☐	06 - Mordechai Rosenberg	☐	☐	☐

1 U P X

03Z5CB

1UPX01 - Milton C. Ault, III04 - Robert O. Smith02 - William B. Horne05 - Jeffrey A. Bentz03 - Henry Nisser06 - Mordechai RosenbergForAgainstAbstainForAgainstAbstainForAgainstAbstainUsing a blackinkpen, mark your votes with an Xas shown in this example.Please do not write outside the designated areas.03ZSCB++qIFVOTINGBYMAIL,SIGN,DETACHANDRETURNTHEBOTTOMPORTIONINTHEENCLOSEDENVELOPE.qAnnualMeetingProxyCard+2. To ratify the appointment of Marcum LLP, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024(the "AuditorProposal"); 3. To approve, pursuant to Rule 713(a) and (b) of the NYSE American, the exercise of the warrants to purchase the Company's Class A Common Stock(the"CommonStock"), which were issued pursuant to the Note Purchase Agreement dated October 13, 2023 (the "WarrantExerciseProposal");4. To approve, pursuant to Rule 713(a) and (b) of the NYSE American, the conversion of an additional 25,000 shares of Series C convertible preferred stock (the"SeriesCPreferredStock"), into Common Stock and warrants to purchase Common Stock (the "SeriesCWarrants" and with the Series C Preferred Stock, the"SPASecurities"), an increase of $25,000,000.00 beyond the original $50,000,000 for a total purchase price of up to $75,000,000.00, pursuant to anAmendment dated March 25, 2024, to the Securities Purchase Agreement dated November 6, 2023 (the "SeriesCProposal");5. To approve an amendment to our Certificate of Incorporation (the "CertificateofIncorporation") to effect a reverse stock split of our Common Stock by a ratio ofnot less than one for two and not more than one for thirty-five at any time prior to June 27, 2025, with the exact ratio to be set at a whole number within thisrange as determined by the Board of Directors in its sole discretion (the "ReverseStockSplitProposal"); 6. To approve the Ault Alliance, Inc. 2024 Stock Incentive Plan (the "SIPProposal"); and7. To approve the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulatedvote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting (the "AdjournmentProposal").ForAgainstAbstainProposals?TheBoardofDirectorsunanimouslyrecommendsavoteFORProposals1,2,3,4,5,6and7.A1. To elect the six (6) director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders (the "DirectorProposal");You may vote online or by phone instead of mailing this card.Yourvotematters?here'showtovote!OnlineGo to www.envisionreports.com/AULTorscan the QR code ? login details arelocated in the shaded bar below.Savepaper,timeandmoney!Signupforelectronicdeliveryatwww.envisionreports.com/AULTPhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and Canada

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Small steps make an impact.Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/AULTTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned, revoking all prior proxies, does hereby appoint MILTON C. (TODD) AULT, III, WILLIAM B. HORNE, and HENRY C.W. NISSER, or any of them, withfull powers of substitution, the true and lawful attorneys-in-fact, agents and proxies of the undersigned to represent the undersigned at the Annual Meetingof the Stockholders of Ault Alliance, Inc., to be held on June 28, 2024, commencing at 12:00 P.M., Eastern Time, to be held virtually via the Internet atmeetnow.global/M2WDDH5, and at any and all adjournments of said meeting, and to vote all the shares of Common Stock of the Company standing on thebooks of the Company which the undersigned is entitled to vote as specified and in their discretion on such other business as may properly come before themeeting. The matters stated on the reverse side were proposed by the Company, except as indicated.Proxy ? AULT ALLIANCE, INC.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qNon-Voting ItemsB++Change of Address ? Please print new address below.Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Signature 1 ? Please keep signature within the box.Signature 2 ? Please keep signature within the box.Date (mm/dd/yyyy) ? Please print date below.Authorized Signatures ? This section must be completed for your vote to be counted. ? Date and Sign BelowC2024 Annual Meeting of Ault Alliance, Inc. StockholdersThe 2024 Annual Meeting of Stockholders of Ault Alliance, Inc. will be held on June 28, 2024 at 12:00 P.M. Eastern Time, virtually via the Internet at meetnow.global/M2WDDH5To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

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1UPX01 - Milton C. Ault, III04 - Robert O. Smith02 - William B. Horne05 - Jeffrey A. Bentz03 - Henry Nisser06 - Mordechai RosenbergForAgainstAbstainForAgainstAbstainForAgainstAbstain2. To ratify the appointment of Marcum LLP, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024(the "AuditorProposal"); 3. To approve, pursuant to Rule 713(a) and (b) of the NYSE American, the exercise of the warrants to purchase the Company's Class A Common Stock(the"CommonStock"), which were issued pursuant to the Note Purchase Agreement dated October 13, 2023 (the "WarrantExerciseProposal");4. To approve, pursuant to Rule 713(a) and (b) of the NYSE American, the conversion of an additional 25,000 shares of Series C convertible preferred stock (the"SeriesCPreferredStock"), into Common Stock and warrants to purchase Common Stock (the "SeriesCWarrants" and with the Series C Preferred Stock, the"SPASecurities"), an increase of $25,000,000.00 beyond the original $50,000,000 for a total purchase price of up to $75,000,000.00, pursuant to anAmendment dated March 25, 2024, to the Securities Purchase Agreement dated November 6, 2023 (the "SeriesCProposal");5. To approve an amendment to our Certificate of Incorporation (the "CertificateofIncorporation") to effect a reverse stock split of our Common Stock by a ratio ofnot less than one for two and not more than one for thirty-five at any time prior to June 27, 2025, with the exact ratio to be set at a whole number within thisrange as determined by the Board of Directors in its sole discretion (the "ReverseStockSplitProposal"); 6. To approve the Ault Alliance, Inc. 2024 Stock Incentive Plan (the "SIPProposal"); and7. To approve the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulatedvote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting (the "AdjournmentProposal").ForAgainstAbstain1. To elect the six (6) director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders (the "DirectorProposal");Using a blackinkpen, mark your votes with an Xas shown in this example.Please do not write outside the designated areas.03ZSDB++qIFVOTINGBYMAIL,SIGN,DETACHANDRETURNTHEBOTTOMPORTIONINTHEENCLOSEDENVELOPE.qAnnualMeetingProxyCard+Proposals?TheBoardofDirectorsunanimouslyrecommendsavoteFORProposals1,2,3,4,5,6,and7.A

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned, revoking all prior proxies, does hereby appoint MILTON C. (TODD) AULT, III, WILLIAM B. HORNE, and HENRY C.W. NISSER, or any of them, withfull powers of substitution, the true and lawful attorneys-in-fact, agents and proxies of the undersigned to represent the undersigned at the Annual Meetingof the Stockholders of Ault Alliance, Inc., to be held on June 28, 2024, commencing at 12:00 P.M., Eastern Time, to be held virtually via the Internet atmeetnow.global/M2WDDH5, and at any and all adjournments of said meeting, and to vote all the shares of Common Stock of the Company standing on thebooks of the Company which the undersigned is entitled to vote as specified and in their discretion on such other business as may properly come before themeeting. The matters stated on the reverse side were proposed by the Company, except as indicated.Proxy ? AULT ALLIANCE, INC.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q++Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Signature 1 ? Please keep signature within the box.Signature 2 ? Please keep signature within the box.Date (mm/dd/yyyy) ? Please print date below.Authorized Signatures ? This section must be completed for your vote to be counted. ? Date and Sign BelowB

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